Exhibit 2.1

ASSET PURCHASE AGREEMENT

among

STERLING MINING COMPANY

and

SILVER OPPORTUNITY PARTNERS LLC

Dated as of April 21, 2010

Exhibit A Form of General Assignment and Bill of Sale

Schedule 2.1(a)	Real Property; Improvements
Schedule 2.1(b)	Real Property Leases
Schedule 2.1(c)	Transferred Personal Property
Schedule 2.1(h)	Securities Accounts and Marketable Securities
Schedule 2.1(j)	Contracts
Schedule 6.6	Legal Description of Leased Real Property
Schedule 6.7	Monetary Defaults under Real Property Leases
Schedule 6.8(a)	Disclosures Regarding Reserve Report

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ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of April 21, 2010 (the “Execution Date”), is entered into by and between Sterling Mining Company, a corporation organized under the laws of Idaho (“SMC” or “Seller”), and Silver Opportunity Partners LLC, a Delaware limited liability company (“SOP” or “Purchaser”).

RECITALS

WHEREAS, Seller is debtor in possession under title 11 of the United States Code, 11 U.S.C. § 101 et. seq. (the “Bankruptcy Code”), and filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code on March 3, 2009 in the United States Bankruptcy Court for the District of Idaho (the “Bankruptcy Court”), (Case No. 09-20178-TLM);

WHEREAS, upon the terms and conditions set forth in this Agreement, Seller desires to sell, transfer and assign to Purchaser, and Purchaser desires to purchase, acquire and assume from Seller, pursuant to Sections 363 and 365 of the Bankruptcy Code, all of the Purchased Assets and Assumed Liabilities (each as defined below), free and clear of all Liabilities;

WHEREAS, Purchaser and Seller are parties to that certain Stock Purchase Agreement, dated of even date herewith (the “Stock Purchase Agreement”); and

WHEREAS, Purchaser and Seller contemplate that both this Agreement and the Stock Purchase Agreement constitute related but separable components of Seller’s resolution of its petition for relief under the Bankruptcy Code.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants and provisions contained herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1. Definitions. As used in this Agreement each of the following terms shall have the following respective meanings:

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” shall have the meaning specified in the preamble.

“Allocation Statement” shall have the meaning specified in Section 9.1(a).

“Appealed Orders” means (i) Order on Motion to Assume Lease and Regarding Administrative Expense Claim, dated August 21, 2009 (Dkt. 327) and (ii) Order on Turnover Motion, dated August 14, 2009 (Dkt. 312).

“Assets and Properties” of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including, without limitation, cash, cash equivalents, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, leasehold estates, real estate, real property and mineral interests, equipment, inventory, goods and Intellectual Property.

“Asset Purchase Closing” shall have the meaning specified in Section 4.1(a).

“Asset Purchase Closing Date” shall have the meaning specified in Section 4.1(a).

“Asset Purchase Price” shall have the meaning specified in Section 3.1(a).

“Assumed Liabilities” shall have the meaning specified in Section 2.3.

“Bankruptcy Code” shall have the meaning specified in the Recitals.

“Bankruptcy Court” shall have the meaning specified in the Recitals.

“Benefit Plans” means “employee benefit plan” as defined in Section 3(3) of ERISA, and all stock purchase, stock option, severance, employment, change-in-control, fringe benefit, bonus, incentive, deferred compensation and other material employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which any current or former employee of Seller has any present or future right to benefits, maintained or contributed to by either of Seller or under which either of Seller has any present or future liability.

“Books and Records” of any Person means all files, documents, instruments, papers, books and records relating primarily to the Purchased Assets, including, without limitation, files, blueprints, maps, manuals, plans, specifications, letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, Contracts, customer lists, computer files, operating data and plans and environmental studies and plans.

“Business” means the ownership, exploration and exploitation of mineral rights and interests and mining claims located in and around the Coeur d’Alene Mining District, and activities related thereto.

“Business Day” means a day (excluding Saturday and Sunday) on which banks generally are open for the transaction of business in New York City.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Confirmation Order” means an Order of the Bankruptcy Court in form and substance acceptable to Purchaser in its sole and absolute discretion, confirming Debtor’s Plan.

“Confirmation Date” shall be the date upon which the Bankruptcy Court shall have entered the Confirmation Order.

“Contract” means any binding agreement, arrangement, instrument, lease, license, evidence of indebtedness, mortgage, indenture, security agreement, order or other contract (whether written or oral).

“Cure Amount” shall have the meaning specified in Section 3.1(b).

“Debtor” means Sterling Mining Company.

“Deeds” means the Special Warranty Deeds, in form and substance acceptable to Purchaser in its sole discretion.

“Deposit” shall have the meaning specified in Section 3.1(a).

“Engineers” shall have the meaning specified in Section 6.8(a).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“Execution Date” shall have the meaning specified in the preamble.

“Final Order” means an Order of any court of competent jurisdiction: (a) as to which the time to appeal, petition for writ of certiorari, or otherwise seek appellate review or to move for reargument, rehearing, or reconsideration has expired and as to which no appeal, petition for writ of certiorari, or other appellate review, or proceedings for reargument, rehearing, or reconsideration shall then be pending; (b) as to which any right to appeal, petition for certiorari, or move for reargument, rehearing, or reconsideration shall have been waived in writing by the party with such right; or (c) in the event that an appeal, writ of certiorari, or other appellate review or reargument, rehearing, or reconsideration thereof has been sought, which shall have been affirmed by the highest court to which such order was appealed, from which writ of certiorari or other appellate review or reargument, rehearing, or reconsideration was sought, and as to which the time to take any further appeal, to petition for writ of certiorari, to otherwise seek appellate review, and to move for reargument, rehearing, or reconsideration shall have expired.

“First Additional Payment” shall have the meaning specified in Section 3.2(b).

“General Assignment and Bill of Sale” means a General Assignment and Bill of Sale between SMC and SOP, substantially in the form attached hereto as Exhibit A.

“Governmental or Regulatory Authority” means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision of any of the foregoing.

“Improvements” shall have the meaning specified in Section 2.1(a).

“Intellectual Property” means all patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, domain names, inventions, processes, formulae, copyrights and copyright rights, trade dress, business and product names, logos, slogans, trade secrets, industrial models, processes, designs, methodologies, computer programs (including all source codes) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, trademarks, service marks and copyrights.

“Inventory” shall have the meaning specified in Section 2.1(e).

“IRS” means the Internal Revenue Service.

“Laws” means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law, including the common law, of the United States or any foreign country, or any domestic or foreign state, county, city or other political subdivision of any of the foregoing or of any Governmental or Regulatory Authority.

“Leased Real Property” shall have the meaning specified in Section 6.6.

“Liabilities” means any and all Liens, debts, losses, liabilities, claims (including claims as defined by Bankruptcy Code Section 101(5)), indebtedness, obligation, fine, assessment, penalty, judgment, award, loss, claim, demand, damages, expenses, fines, costs, royalties, proceedings, deficiencies, obligations (including those arising out of any legal proceeding, such as any settlement or compromise thereof or judgment or award therein), encumbrances, or interests of any nature, whether known, suspected, unknown, absolute, accrued, matured, contingent, liquidated, fixed or otherwise and whether due or to become due.

“Licenses” means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

“Lien” means any mortgage, pledge, deed of trust, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

“Litigation Trust” means the Litigation Trust established by Debtor pursuant to the Plan.

“Litigation Trustee” means the Litigation Trustee selected by Debtor pursuant to the Plan.

“Material Adverse Effect” means any change, effect, occurrence or state of facts (or any development that has or is reasonably likely to have any change or effect) that is materially adverse, or would prevent or materially delay the consummation of the transactions contemplated by this Agreement.

“Option Enforcement Litigation” shall have the meaning specified in Section 3.2(a).

“Option Enforcement Order” shall have the meaning specified in Section 3.2(b).

“Order” means any writ, judgment, decree, injunction or similar order of any arbitrator or any Governmental or Regulatory Authority (in each such case whether temporary, preliminary or final).

“Party” and “Parties” shall mean, either individually or collectively, as appropriate, SMC and SOP.

“Plan” means the Debtor’s Second Amended Plan of Reorganization dated March 15, 2010, and filed as docket entry 535; as it may be amended from time to time.

“Permit” means any license, permit, franchise, certificate of authority or order, or any extension, modification, amendment or waiver of the foregoing, issued by any Governmental or Regulatory Authority.

“Person” means an individual, partnership, corporation, unincorporated organization, joint stock company, limited liability company, trust or joint venture, or Governmental or Regulatory Authority.

“Purchased Assets” shall have the meaning specified in Section 2.1.

“Purchaser” shall have the meaning specified in the preamble.

“Real Property” shall have the meaning specified in Section 2.1(a).

“Real Property Leases” shall have the meaning specified in Section 2.1(b).

“Related Agreements” means, collectively, the General Assignment and Bill of Sale, and the Deeds.

“Reorganized Stock” shall have the meaning set forth in the Stock Purchase Agreement.

“Reserve Report” shall have the meaning specified in Section 6.8(a).

“Sale Order” shall be an order or orders of the Bankruptcy Court in form and substance acceptable to Purchaser in its sole and absolute discretion. Without limiting the generality of the foregoing, such order shall find and provide, among other things, that (i) transfers of the Purchased Assets (A) will be legal, valid, and effective transfers of the Purchased Assets; (B) will vest Purchaser with all right, title and interest of Seller in and to the Purchased Assets, free and clear of all Liabilities, such Liabilities to attach to the Asset Purchase Price pursuant to 11 U.S.C. § 363(b); and (C) constitute transfers for reasonably equivalent value and fair consideration under the Bankruptcy Code and under applicable state law; (ii) this Agreement was negotiated, proposed and entered into by the Parties without collusion, in good faith and from arm’s length bargaining positions; (iii) that Seller has complied with the notice requirements of Rules 2002, 6004, 6006 and 9014 of the Federal Rules of Bankruptcy Procedure and any applicable rules of the Bankruptcy Court with respect to the transactions contemplated by this Agreement and by all other agreements, documents, and instruments contemplated in connection with this Agreement; (iv) the Bankruptcy Court shall retain jurisdiction to resolve any controversy or claim arising out of or relating to this Agreement, or the breach hereof as provided in Section 11.10(b) hereof; and (v) that Seller has satisfied all of the requirements of, and is authorized pursuant to, Section 363(b) of the Bankruptcy Code to enter into this Agreement and to consummate the transactions contemplated hereby; and (vi) this Agreement and the transactions contemplated hereby may be specifically enforced against and binding upon, and are not subject to rejection or avoidance by, Seller or any plan trustee, or chapter 11 trustee of Seller.

“Second Additional Payment” shall have the meaning specified in Section 3.2(c).

“Seller” shall have the meaning specified in the preamble.

“SPMI” means Sunshine Precious Metals, Inc., a Delaware corporation.

“SPMI Lease” means that certain Mining Lease and Agreement between SPMI and Seller, dated June 6, 2003, as amended.

“Stock Purchase Agreement” shall have the meaning specified in the Recitals.

“Stock Purchase Price” shall have the meaning specified in the Stock Purchase Agreement.

“Tax Assessment” shall have the meaning specified in Section 8.5(a).

“Tax Returns” means all returns, reports, statements and forms with respect to Taxes, including any schedule, attachment or amendment thereto.

“Taxes” means any and all federal, state, local or foreign taxes, fees, levies, duties, tariffs, import and other charges, imposed by any taxing authority, together with any related interest, penalties, or other additions to tax, or additional amounts imposed by any taxing authority, and without limiting the generality of the foregoing, shall include net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, franchise, profits, license, transfer, recording, escheat, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profit, environmental, custom duty, or other tax, governmental fee or other like assessment or charge of any kind whatsoever and includes Taxes of another person that are imposed on or payable by a company under Treasury Regulations Section 1.1502-6 or as a result of any tax sharing, tax allocation, tax indemnification or other similar agreement or as a result of a company being a transferee or successor to another person.

“Title Commitments” means, for each of real properties listed in Schedule 2.1(a), a commitment for an owner’s title insurance policy, and for properties listed in Schedule 2.1(b), a commitment for a leasehold insurance policy, provided by Chicago Title Insurance Company to Purchaser in form and substance acceptable to Purchaser, together with such affidavits or other instruments as Purchaser or Chicago Title Insurance Company may require or reasonably request to delete certain standard exceptions.

“Transferred Personal Property” has the meaning set forth in Section 2.1(c).

Section 1.2. Interpretation. For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender or to be gender neutral as the context requires; (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits hereto) and not to any particular provision of this Agreement, and Article, Section, Schedule, and Exhibit references are to the Articles, Sections, Schedules, and Exhibits to this Agreement unless otherwise specified; (iii) the word “including” and words of similar import when used in this Agreement shall mean “including without limitation” unless otherwise specified; (iv) the phrase “ordinary course of business” or “normal course” or any similar phrase shall mean “ordinary course of business consistent with past practice” unless otherwise specified; and (v) all references to any period of days shall be deemed to be to the relevant number of calendar days unless otherwise specified.

ARTICLE II

SALE OF ASSETS; SALE OF STOCK; CLOSING

Section 2.1. Purchase and Sale of Purchased Assets.

Upon the terms and subject to the exclusions, limitations, and conditions hereinafter set forth (including without limitation Section 2.2), at the Asset Purchase Closing, Seller shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase and accept from Seller, free and clear of all Liabilities, all of Seller’s right, title and interest in the Assets and Properties of Seller, as the same shall exist on the Asset Purchase Closing Date (collectively, the “Purchased Assets”). Without limiting the generality of the foregoing, the Purchased Assets shall include all of Seller’s rights, interests in and to the following:

(a) the real property described in Schedule 2.1(a), and all of the rights arising out of the ownership thereof or appurtenant thereto (the “Real Property”), together with all buildings, structures, facilities, fixtures and other improvements thereto (the “Improvements”);

(b) the leases of real property described in Schedule 2.1(b) as to which Seller is the lessee, and all of Seller’s right, title and interests therein, including all mineral rights and interests and purchase options (including, without limitation, the purchase option set forth in Section 20.3 of the SPMI Lease), (the “Real Property Leases”);

(c) all tangible personal property owned or leased as of the Confirmation Date by Seller, including without limitation, the tangible personal property listed in Schedule 2.1(c), (the “Transferred Personal Property”);

(d) all Intellectual Property owned by Seller or developed by or for the benefit of Seller;

(e) all inventories, office and other supplies, parts, packaging materials and other accessories related thereto which are held at the locations at which the Business is conducted that are used or held by Seller in the conduct of the Business, including any of the foregoing purchased subject to any conditional sale or title retention agreement in favor of any other Person, together with all rights of Seller against suppliers of such inventories (the “Inventory”);

(f) originals or copies of all Books and Records;

(g) subject to Section 2.2(d), all rights, claims or causes of action of Seller against third parties, relating to assets, properties, business or operations of Seller arising out of events occurring prior to the Asset Purchase Closing Date, including insurance proceeds arising therefrom;

(h) all accounts receivable of Seller;

(i) the securities accounts and securities listed on Schedule 2.1(h);

(j) all of Seller’s right in and under all Contracts, including the Contracts listed in Schedule 2.1(j);

(k) to the extent transferable, and subject to any required consents, all Permits relating to the Business and all water rights owned by Seller; and

(1) all other Assets and Properties of Seller except as otherwise provided in Section 2.2.

Section 2.2. Excluded Assets. Notwithstanding anything to the contrary in Section 2.1, the following assets, records, rights and properties of Seller are specifically excluded from the Purchased Assets and shall be retained by Seller or transferred to the Litigation Trust pursuant to the Sale Order and/or Confirmation Order, as applicable (collectively, the “Excluded Assets”):

(a) the Asset Purchase Price and the Seller’s rights under this Agreement;

(b) all cash, cash equivalents, bank deposits or similar cash items of Seller;

(c) all assets owned or held by any Benefit Plans;

(d) any causes of action arising under chapter 5 of title 11 of the United States Code.

Section 2.3. Assumed Liabilities. On the Asset Purchase Closing Date, in connection with the sale, assignment, transfer, conveyance, and delivery of the Purchased Assets pursuant to this Agreement, on the terms and subject to the conditions set forth in this Agreement, Purchaser shall assume and be liable for, and hereby agree to pay, perform and discharge when due, the following liabilities and obligations of Seller arising in connection with the operation of the Business, as the same shall exist on the Asset Purchase Closing Date (collectively, the “Assumed Liabilities”), and no others:

(a) all obligations of Seller arising under the Real Property Leases arising and to be performed on or after the Asset Purchase Closing Date, and excluding any such obligations arising and to be performed prior to the Asset Purchase Closing Date; and

(b) all obligations of Seller arising under the Contracts listed on Schedule 2.1(j) arising and to be performed on or after the Asset Purchase Closing Date, and excluding any such obligations arising and to be performed prior to the Asset Purchase Closing Date.

Section 2.4. Excluded Liabilities. Except for the liabilities and obligations specifically assumed pursuant to and identified in Section 2.3, by this Agreement, Purchaser shall not assume, shall not take Purchased Assets subject to, and shall not be liable for, any Liabilities of Seller (collectively, the “Excluded Liabilities”). Without limiting the generality of the foregoing, Excluded Liabilities shall include, without limitation:

(a) all liabilities arising out of or relating to the Excluded Assets;

(b) all liabilities for Taxes (i) imposed on Seller or the Purchased Assets with respect to taxable periods, or portions thereof, ending on or before the Asset Purchase Closing Date; and (ii) resulting from, relating to or arising out of or otherwise in connection with the sale of the Purchased Assets pursuant to this Agreement;

(c) any and all liabilities related to current or former employees, directors or officers of Seller or any Benefit Plan of Seller.

ARTICLE III

PURCHASE PRICE

Section 3.1. Purchase Price.

(a) Subject to the terms and conditions of this Agreement, the aggregate purchase price for the Purchased Assets (the “Asset Purchase Price”) shall be Twenty Three Million Five Hundred Thousand U.S. Dollars ($23,500,000.00). The Purchaser previously delivered an initial deposit in the amount of $1,250,000.00 (the “Deposit”) to Debtor. At the Asset Purchase Closing, (a) the Deposit shall be retained by the Seller or the Litigation Trustee, as the case may be, and applied to the Asset Purchase Price; (b) Purchaser shall pay the excess of (x) the Asset Purchase Price over (y) the sum of the Deposit and the Cure Amount by wire transfer of immediately available funds in U.S. Dollars to an account designated by the Debtor, or if the Litigation Trustee has been designated pursuant to the confirmed Plan, to an account designated by the Litigation Trustee.

(b) To the extent that, prior to the Asset Purchase Closing, Seller has not cured any monetary default under any Real Property Lease, including, without limitation those monetary defaults set forth on Schedule 6.7, Purchaser shall have the option, but not the obligation, to pay such amounts directly to the applicable creditor at the Asset Purchase Closing. The aggregate amount of such payments made by the Purchaser is referred to herein as the “Cure Amount.”

(c) Section 9.1 shall govern the allocation of the Asset Purchase Price and the treatment of such allocation by Seller and Purchaser solely for tax purposes.

Section 3.2. Additional Payments.

(a) As soon as practicable after the Asset Purchase Closing Date, Purchaser intends to deliver notice to SPMI pursuant to Section 20.3 of the SPMI Lease, notifying SPMI of Purchaser’s intent to exercise the purchase option. In the event that SPMI fails to timely perform all of its obligations following delivery of such notice, the Parties to this Agreement recognize that litigation between Purchaser and SPMI may ensue regarding the rights and obligations imposed by the SPMI Lease (“Option Enforcement Litigation”).

(b) In the event that (i) the Option Enforcement Litigation is heard by the Bankruptcy Court and (ii) the Bankruptcy Court enters a Final Order determining the rights and obligations of the parties under the SPMI Lease (the “Option Enforcement Order”), then Purchaser shall promptly pay Seller or Litigation Trustee, as the case may be, an additional sum of $500,000.00 (the “First Additional Payment”). For avoidance of doubt, delivery of the First Additional Payment shall not be conditioned upon entry of an Option Enforcement Order that is favorable to Purchaser.

(c) In the event that SPMI transfers fee title to the “Property” (as such term is defined in the SPMI Lease) to Purchaser on or before December 31, 2010 pursuant to the Option Enforcement Order entered by the Bankruptcy Court, then Purchaser shall promptly pay Seller or

Litigation Trustee, as the case may be, an additional sum of $500,000.00 (the “Second Additional Payment”).

ARTICLE IV

CLOSING; CLOSING DELIVERIES

Section 4.1. Closing.

(a) The closing of the transactions contemplated by this Agreement (the “Asset Purchase Closing”) shall take place at the offices of Elsaesser Jarzabek Anderson Marks & Elliott, Chtd., 1400 Northwood Center Court, Suite C, Coeur d’Alene, Idaho at 9:00 a.m. Pacific Daylight Time (12:00 p.m. Eastern Daylight Time) on the second Business Day after the conditions set forth in Article V have been satisfied or waived (other than those conditions that by their nature are to be satisfied, or waived by Purchaser, at the Asset Purchase Closing, but subject to the satisfaction or waiver of those conditions), or at such other place, date, and time mutually agreed upon in writing by the parties (the “Asset Purchase Closing Date”).

Section 4.2. Deliveries by Seller at Closing. At the Asset Purchase Closing, Seller shall deliver, or shall cause to be delivered, to Purchaser, the following:

(a) the Deeds, duly executed by Seller in recordable form;

(b) the General Assignment and Bill of Sale, duly executed by Seller; and

(c) such other certificates, instruments, and documents evidencing the consummation of the transactions contemplated hereby, as Purchaser may reasonably request to carry out the intent and purposes of this Agreement.

Section 4.3. Deliveries by Purchaser at Closing. At the Asset Purchase Closing, Purchaser shall deliver to the Seller or Litigation Trust, as applicable, the following:

(a) the excess of (i) the Asset Purchase Price over (ii) the sum of the Deposit and the Cure Amount, by wire transfer of immediately available funds in accordance with Section 3.1(a) to one or more account(s) designated in writing by Seller or the Litigation Trust, as applicable;

(b) the General Assignment and Bill of Sale, duly executed by Purchaser;

(c) such other certificates, instruments, and documents evidencing the consummation of the transactions contemplated hereby, as Seller may reasonably request to carry out the intent and purposes of this Agreement.

ARTICLE V

CONDITIONS TO CLOSING

Section 5.1. Conditions to Obligations of Each Party. The respective obligations of Seller and Purchaser to consummate the transactions contemplated by the Agreement are subject to the fulfillment, on or prior to the Asset Purchase Closing Date, of each of the following conditions:

(a) The Bankruptcy Court shall have approved and entered the Sale Order and the Sale Order shall not have been reversed, stayed, modified, amended, revoked or remanded;

(b) No Order issued by any court of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby shall be in effect; and

(c) This Agreement shall not have been terminated pursuant to Section 10.1 hereof.

Section 5.2. Conditions to Obligations of the Purchaser. The obligation of the Purchaser to consummate the transactions contemplated by this Agreement is subject to the fulfillment, on or prior to the Asset Purchase Closing Date, of each of the following conditions (any or all of which may be waived by Purchaser in whole or in part to the extent permitted by applicable Laws).

(a) Each representation and warranty of Seller contained in this Agreement shall be true and correct in all material respects as of the Asset Purchase Closing Date with the same effect as though made on the Asset Purchase Closing Date.

(b) Seller shall have delivered, or caused to be delivered, to Purchaser all of the items set forth in Section 4.2;

(c) Neither of the Appealed Orders shall have been reversed, stayed, modified, amended, revoked or remanded;

(d) Purchaser shall have received the Title Commitments in form and substance reasonably satisfactory to Purchaser;

(e) No event shall have occurred or circumstance shall exist which would make it impossible or impracticable to satisfy one or more of the conditions of this Agreement;

(f) Seller shall have observed and performed its covenants in this Agreement in all material respects to the extent that such covenants were to have been observed or performed by Seller at or prior to the Asset Purchase Closing Date;

(g) There shall not have been any events, occurrences or developments during the period commencing on the date of this Agreement and ending on the Asset Purchase Closing

Date that, individually or in the aggregate, have resulted in or would reasonably be expected to result in a Material Adverse Effect on the Purchased Assets; and

(h) the Sunshine Mine and infrastructure has not flooded to or above the 3,300 foot level at any time during the period from April 1, 2010 to the Asset Purchase Closing Date.

Section 5.3. Conditions to Obligations of the Seller. The obligation of the Seller to consummate the transactions contemplated by this Agreement is subject to the fulfillment, on or prior to the Asset Purchase Closing Date, of each of the following conditions (any or all of which may be waived by Seller in whole or in part to the extent permitted by applicable Laws).

(a) Each representation and warranty of Purchaser contained in this Agreement shall be true and correct in all material respects as of the Asset Purchase Closing Date with the same effect as though made on the Asset Purchase Closing Date; and

(b) Purchaser shall have delivered, or caused to be delivered, to Seller or the Litigation Trust, as applicable, all of the items set forth in Section 4.3.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Purchaser that the statements contained in this Article VI are true and correct as of the Asset Purchase Closing Date:

Section 6.1. Authorization. Subject to approval by the Bankruptcy Court, Seller has full power, capacity and authority to enter into, execute and deliver this Agreement and the Related Agreements, and has all the necessary power and authority to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement and each of the other Related Agreements is (or upon its execution by such Seller will be) a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms.

Section 6.2. Organization and Qualification. Seller is a corporation duly organized and validly existing and in good standing under the laws of Idaho and has full corporate power and authority to own, lease or operate the Purchased Assets and to carry on its Business as it is now being conducted. Seller is duly qualified, licensed or admitted to do business and is in good standing in Idaho, which is the only jurisdiction in which the ownership, use, leasing or operation of the Purchased Assets, or the conduct or nature of the Business, makes such qualification, licensing or admission necessary, except for those jurisdictions in which the adverse effects of all such failures by SMC to be qualified, licensed or admitted and in good standing can, in the aggregate, be eliminated without material cost, expense or penalty.

Section 6.3. Conflicting Agreements and Operating Agreement Provisions. None of (a) the execution and delivery of this Agreement or any of the Related Agreements to which Seller is a party, (b) the fulfillment of or compliance with the terms and provisions hereof or thereof or (c) the consummation of any of the transactions contemplated hereby or thereby, will:

(i) conflict with or result in a breach or violation of the terms, conditions or provisions of, or give rise to a right of termination under, or constitute a default under, or result in the loss of any right or benefit under, result in any repurchase or redemption obligation or acceleration of any amounts due under, or result in any violation of (in each case with or without giving of notice or the passage of time or both) the articles of incorporation or bylaws of Seller, or any Contract to which Seller or any of the Purchased Assets is subject; or

(ii) conflict with or result in a violation or breach of any term or provision of any License, Order or applicable Law to which Seller or any of the Purchased Assets is subject (other than as would result from the identity or legal or regulatory status of Purchaser).

Section 6.4. Consents. Other than the Sale Order, no consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Authority is required on the part of Seller in connection with the execution and delivery of this Agreement or the Related Agreements, the compliance by Seller with any of the provisions hereof or thereof, the consummation of the transactions contemplated hereby or the taking by Seller of any other action contemplated hereby, except for consents that are deemed to have been satisfied by the entry of the Sale Order.

Section 6.5. Title to Purchased Assets. Other than the Leased Real Property, Seller owns each of the Purchased Assets, and pursuant to the Sale Order, Purchaser will be vested with good and marketable title to such Purchased Assets, free and clear of all Liabilities.

Section 6.6. Real Property. Schedule 6.6 lists and describes all real property leased or subleased to Seller (the “Leased Real Property”). Seller has made available to Purchaser true, correct and complete copies of the leases listed in Schedule 2.1(b).

Section 6.7. Cure of Monetary Defaults. Set forth in Schedule 6.7 is a complete list of all monetary defaults under the Real Property Leases, as such amounts exist as of the date of this Agreement.

Section 6.8. Reserve Report.

(a) With respect to the Leased Real Property and the Real Property, since the effective date of the Seller’s independent engineering report prepared by Behre Dolbear & Company, Inc. (the “Engineers”) and effective April 16, 2007 (the “Reserve Report”), as provided by the Seller to the Purchaser, there has been no change in circumstance which would cause a Material Adverse Effect to the mineral reserves of the Real Property or Leased Real Property that are the subject of the Reserve Report as described therein, except as may have occurred through normal production or otherwise as a result of transactions (including dispositions) in the ordinary course of business. All information provided by the Seller to the Engineers to assist the Engineers in the preparation of the Reserve Report was, to the knowledge of the Seller, as of the time of delivery to the Engineers, and as of the effective dates of the

Reserve Report, accurate or the best estimate of such information. The Seller provided to the Engineers all information and documents requested by the Engineers and the Seller did not knowingly withhold and is not otherwise aware of any information which, if provided to the Engineers, would have a material impact on the Reserve Report. To the knowledge of the Seller, other than as disclosed in Schedule 6.8(a), the Seller has not done any act or thing whereby any of the mineral rights for which the Engineers have ascribed value in the Reserve Report, may be cancelled or terminated and such mineral rights are free and clear of all encumbrances and royalty burdens, other than those taken into account by the Engineers in the aforesaid Reserve Report, created by, through or under the Seller and, except as disclosed in the aforesaid Reserve Report, none of the mineral rights are subject to reduction except for those created in the ordinary course of business and which are not individually or in the aggregate material to the Seller.

(b) All information provided by the Seller to the Purchaser to assist the Purchaser in the review of the unengineered mineral properties currently owned by the Seller was to the knowledge of the Seller, at the time of the delivery of such information to the Purchaser, complete and accurate in all material respects or the best estimate of such information. The Seller delivered to Purchaser all information and documents requested, and the Seller did not knowingly withhold, and is not otherwise aware of, any information that, if provided to the Purchaser, would have a Material Adverse Effect on the unengineered mineral properties currently owned by the Seller.

Section 6.9. No Implied or Other Representation of Warranty. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, IT IS THE EXPLICIT INTENT OF EACH PARTY HERETO THAT SELLER IS NOT MAKING ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, BEYOND THOSE EXPRESSLY GIVEN IN THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OR REPRESENTATION AS TO CONDITION, MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE AS TO ANY OF THE PURCHASED ASSETS, AND IT IS UNDERSTOOD THAT EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, PURCHASER TAKES ALL OF SUCH PROPERTIES AND ASSETS ON AN “AS IS” AND “WHERE IS” BASIS.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

OF PURCHASER

Purchaser hereby represents and warrants to Seller that the statements contained in this Article VII are true and correct as of the Asset Purchase Closing Date:

Section 7.1. Authorization; Noncontravention. Purchaser has full power, capacity and authority to enter into, execute and deliver this Agreement and the Related Agreements, and has all the necessary power and authority to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement and each of the other Related Agreements is (or upon its execution by Purchaser will be) a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other similar Laws and equitable principles relating to or limiting creditors’ rights generally.

Section 7.2. Organization and Qualification.

SOP is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware and has full limited liability company power and authority to own property and to carry on its business as it is now being conducted. SOP is duly qualified, licensed or admitted to do business and is in good standing in every jurisdiction in which the nature of the respective business conducted or property owned by it makes such qualification necessary, except for those jurisdictions in which the adverse effects of all such failures by SOP to be qualified, licensed or admitted and in good standing can, in the aggregate, be eliminated without material cost, expense or penalty.

Section 7.3. Conflicting Agreements and Operating Agreement Provisions. None of (a) the execution and delivery of this Agreement or any of the Related Agreements to which it is a party, (b) the fulfillment of or compliance with the terms and provisions hereof or thereof or (c) the consummation of any of the transactions contemplated hereby or thereby, will:

(i) conflict with or result in a breach of the terms, conditions or provisions of, or give rise to a right of termination under, or constitute a default under, or result in the loss of any right or benefit under, result in any repurchase or redemption obligation or acceleration of any amounts due under, or result in any violation of (in each case with or without giving of notice or the passage of time or both) the certificate of formation or limited liability company agreement of Purchaser, or any Contract to which Purchaser is subject; or

(ii) conflict with or result in a violation or breach of any term or provision of any License, Order or applicable Law to which Purchaser is subject (other than as would result from the identity or legal or regulatory status of Seller).

Section 7.4. Consents. Other than the Sale Order, no consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Authority is required on the part of Purchaser in connection with the execution and delivery of this Agreement or the Related Agreements, the compliance by Purchaser with any of the provisions hereof or thereof, the consummation of the transactions contemplated hereby or the taking by Purchaser of any other action contemplated hereby, except for consents that are deemed to have been satisfied by the entry of the Sale Order.

ARTICLE VIII

COVENANTS

Section 8.1. Further Assurances; Books and Records.

(a) From time to time after the Execution Date, (i) Seller shall execute and deliver to Purchaser such other documents and instruments, provide such materials and information and take such other actions as Purchaser may reasonably request to more effectively transfer title to the Purchased Assets in accordance with Law and, to the full extent permitted by Law, to transfer to Purchaser actual possession and operating control of the Purchased Assets and Books and Records, and otherwise to cause Seller to fulfill its obligations under this Agreement and the Related Agreements; and (ii) Purchaser shall execute and deliver to Seller such other documents and instruments, provide such materials and information and take such other actions as Seller may reasonably request to more effectively transfer title to the Purchased Assets in accordance with Law and, to the full extent permitted by Law, to cause Purchaser to accept delivery of actual possession and operating control of the Purchased Assets and Books and Records, and otherwise to cause Purchaser to fulfill its obligations under this Agreement and the Related Agreements.

(b) Notwithstanding anything to the contrary contained in this Article VIII, if the Parties are in an adversarial relationship in any litigation or arbitration, the furnishing of information, documents or records in accordance with any provision of this Section shall be subject to applicable rules relating to discovery.

Section 8.2. Cure of Monetary Defaults. At or prior to the Asset Purchase Closing, Seller shall cure all monetary defaults under the Real Property Leases, including without limitation, the monetary defaults listed on Schedule 6.7; provided, however, that if Seller has not cured any monetary default under the Real Property Leases prior to the Asset Purchase Closing, Purchaser’s sole remedy with respect to such failure shall be to pay such Cure Amount and reduce such payment from the Asset Purchase Price as provided in Section 3.1(a).

Section 8.3. Stock of Seller.

(a) As soon as practicable on or after the date hereof, Seller shall execute and deliver to Purchaser the Stock Purchase Agreement. Seller covenants and agrees not to seek to amend, cancel, rescind or revoke the Stock Purchase Agreement, or to sell or enter into any discussions with any other Person regarding the sale of, the Reorganized Stock to any Person other than Purchaser.

(b) Seller shall exercise best efforts to cause the Bankruptcy Court to approve the sale of the Reorganized Stock to Purchaser on the terms and conditions set forth in the Stock Purchase Agreement.

Section 8.4. Ordinary Course of Business. From the Execution Date until the Asset Purchase Closing Date, Seller shall conduct its operations in the ordinary and normal course of business and consistent with past practice and in accordance with applicable laws, and shall maintain and preserve its business organization, assets, and advantageous government relationships.

Section 8.5. Notifications. From the Execution Date until the Asset Purchase Closing Date, Seller shall:

(a) within two Business Days of receipt of any written audit inquiry, assessment, reassessment, confirmation, or variation of an assessment, indication that a reassessment is being considered, request for filing of a waiver or extension of time of any notice in writing relating to taxes, interest, penalties, or losses (a “Tax Assessment”), deliver to the Purchaser a copy thereof together with a statement setting out, to the extent then determinable, an estimate of the obligations, if any, of Seller on the assumption that such Tax Assessment is valid and binding.

(b) as soon as reasonably practical notify Purchaser of any events, occurrences or developments that, individually or in the aggregate, have resulted in or would reasonably be expected to result in a Material Adverse Effect on the Purchased Assets.

Section 8.6. Insurance. From the Execution Date until the Asset Purchase Closing Date, Seller shall use reasonable commercial efforts to cause its current insurance (or reinsurance) policies not to be cancelled or terminated or any of the coverage thereunder to lapse.

Section 8.7. Press Releases; Publicity. Seller shall not issue any press release or initiate any publicity related to this Agreement, the Stock Purchase Agreement or the transactions contemplated hereby or thereby, without the prior written consent of Purchaser.

Section 8.8. Use of Proceeds. At the Asset Purchase Closing, Seller shall first apply the Asset Purchase Price, including the Deposit, to the satisfaction and payment in full of holders of all claims against Seller which are secured against the Purchased Assets.

ARTICLE IX TAX MATTERS.

Section 9.1. Purchase Price Allocation.

(a) Within 180 days after the Asset Purchase Closing Date, Purchaser will provide to Seller copies of IRS Form 8594 and any required exhibits thereto, prepared in accordance with Section 1060 of the Code (the “Allocation Statement”), with SOP’s allocation of the Asset Purchase Price (including any Assumed Liabilities attributable to the Purchased Assets that are treated as part of the purchase price for tax purposes) among the Purchased Assets.

(b) On all Tax Returns, Seller and Purchaser shall report the allocation of the total consideration among the Purchased Assets in a manner consistent with the Allocation Statements. Seller and Purchaser further agree (i) to not assert in connection with any Tax Return, Tax audit or similar proceeding, any allocation that differs from that set forth in the Allocation Statement, except as required pursuant to applicable Law, (ii) to promptly provide one another with any additional information and reasonable assistance required to complete IRS Form 8594 or to compute taxes arising in connection with (or otherwise affected by) the transactions contemplated hereunder, (iii) to notify one another if the IRS or any other Tax authority proposes a reallocation of the Asset Purchase Price, and (iv) that any subsequent allocation necessary as a result of an adjustment to the consideration to be paid hereunder shall be made, to the extent reasonably possible, in a manner consistent with the Allocation Statement.

ARTICLE X

TERMINATION

Section 10.1. Termination. This Agreement may be terminated at any time prior to the Asset Purchase Closing by:

(a) the mutual written consent of the Seller and the Purchaser;

(b) Purchaser, if the Asset Purchase Closing has not occurred by the close of business on August 3, 2010; provided, that such right to terminate shall not be available to any Party whose breach of this Agreement has been a reason for such failure to close;

(c) either the Seller or the Purchaser, if the other Party shall have breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 5.1(a) or 5.2(a), as applicable; and (ii) cannot be or has not been cured within ten (10) days after the giving of written notice to such breaching Party, as applicable;

(d) either the Seller or the Purchaser in the event that any Final Order permanently restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated hereby, upon notification of the non-terminating Party by the terminating Party;

(e) Purchaser, at any time after the close of the auction on the date hereof, if the Debtor did not select this Agreement and the Stock Purchase Agreement as the winning bid or backup bid at such auction;

(f) Purchaser, if at any time the Bankruptcy Court enters an Order authorizing the sale to any Person other than Purchaser of (i) all or substantially all of the Purchased Assets, or (ii) all or substantially all of the stock of the Debtor or Reorganized Debtor, as the case may be; or

(g) Purchaser, at any time after 5:00 p.m. local time in Coeur d’Alene, Idaho on May 7, 2010, if prior to such time, the Bankruptcy Court did not approve this Agreement and the Stock Purchase Agreement as the winning bid.

Section 10.2. Procedure and Effect of Termination. In the event of termination of this Agreement by either or both of the Seller or the Purchaser pursuant to Section 10.1, written notice thereof shall forthwith be given by the Purchaser or the Seller, as the case may be, to the other Party, and this Agreement shall thereupon terminate and become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the Parties hereto; provided, however, that such termination shall not relieve any Party hereto of any liability for any breach of this Agreement, which breach, to the extent capable of being cured, was not cured within ten (10) Business Days following written notice from the other Party specifying the nature of such breach in reasonable detail.

Section 10.3. Return of Deposit Upon Termination. Seller shall return all of the Deposit to an account designated by Purchaser, without deduction or setoff, promptly after termination of this Agreement pursuant to Section 10.1.

ARTICLE XI

MISCELLANEOUS

Section 11.1. Severability. If any provision of this Agreement or the Stock Purchase Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any Party under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable; (ii) this Agreement and the Stock Purchase Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and thereof; (iii) the remaining provisions of this Agreement and the Stock Purchase Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom or therefrom; and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

Section 11.2. Specific Enforcement. It is acknowledged and agreed by the Parties that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof before any court or tribunal of competent jurisdiction, this being in addition to any other remedy to which they may be entitled at Law or equity.

Section 11.3. Entire Agreement. This Agreement, the Related Agreements and the Stock Purchase Agreement (together with the documents attached as exhibits hereto and any documents or agreements specifically contemplated hereby) supersede all prior discussions and agreements among any of the Parties (and their Affiliates) with respect to the subject matter hereof and contain the entire understanding of the Parties with respect to the subject matter hereof and thereof.

Section 11.4. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall be effective when one or more of the counterparts have been signed by each Party and delivered to the other Parties or their representatives, it being understood that all parties need not sign the same counterpart.

Section 11.5. Notices, Requests and Other Communications. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the Parties at the following addresses or facsimile numbers:

If Purchaser:

Silver Opportunity Partners LLC

1370 Avenue of the Americas, 19th Floor

New York, NY 10019

Telephone No.: 646.365.1627

Facsimile No.: 646.365.1637

Attn: Andrew Shapiro

With a copy to (which shall not constitute notice):

Baker Botts L.L.P.

The Warner

1299 Pennsylvania Ave., NW

Washington, DC 20004-2400

Telephone No.: (202) 639-7778

Facsimile No.: (202) 585-1005

Attn: James A. Baker IV

If to Seller:

Sterling Mining Company

2201 North Government Way, Suite E

Coeur D’Alene, Idaho 83814

Telephone No.:

Facsimile No.: 208.676.1629

Attn:

With a copy (which shall not constitute notice to):

Elsaesser Jarzabek Anderson Marks & Elliott, Chtd.

1400 Northwood Center Court

Coeur d’Alene, ID 83814

Telephone No.: (208) 667-2900

Facsimile No.: (208) 667-2150

Attn: Bruce A. Anderson

or to such other address as any Party may, from time to time, designate in a written notice given in a like manner.

Section 11.6. Amendments. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the Party against whom enforcement of any such amendment, supplement, modification or waiver is sought.

Section 11.7. No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each Party and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

Section 11.8. Successors and Assigns. All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns

Section 11.9. Assignment. Neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party.

Section 11.10. Governing Law; Choice of Forum.

(a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York (without reference to its choice of law principles).

(b) Without limiting any Party’s right to appeal any order of the Bankruptcy Court, (i) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Agreement and to decide any claims or disputes which may arise or result from, or be connected with, this Agreement, any breach or default hereunder, or the transactions contemplated hereby, and (ii) any and all proceedings related to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the Parties hereby consent to and submit to the jurisdiction and venue of the Bankruptcy Court and shall receive notices at such locations as indicated in Section 11.5; hereof. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) EACH PARTY TO THIS AGREEMENT WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, MATTER, OR PROCEEDING REGARDING THIS AGREEMENT OR ANY PROVISION HEREOF.

Section 11.11. Waivers.

(a) Any Party may (a) extend the time for the performance of any of the obligations or other acts of any other Party; (b) waive any inaccuracies in the representations and warranties of any other Party contained herein or in any document delivered by any other Party pursuant hereto; or (c) waive compliance with any of the agreements of any other Party or conditions to any Party’s obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

Section 11.12. Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, fees and disbursements of counsel and accountants, incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be borne by the Party incurring such costs and expenses.

Section 11.13. Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Purchaser and Seller and have caused this Agreement to be duly executed, all as of the date and year first above written.

PURCHASER:

SILVER OPPORTUNITY PARTNERS LLC

By:	/s/ Michael H. Williams
Name: Michael H. Williams
Title: President

SELLER:

STERLING MINING COMPANY

By:	/s/ Roger A. VanVoorkess, President
Name:
Title: Sterling Mining Company

[Signature page to Asset Purchase Agreement]

EXHIBIT A

FORM OF

GENERAL ASSIGNMENT AND BILL OF SALE

THIS GENERAL ASSIGNMENT AND BILL OF SALE dated as of                     , 2010 (the “Assignment and Bill of Sale”), by and between Silver Opportunity Partners LLC, a limited liability company organized under the laws of Delaware (the “Purchaser”) and Sterling Mining Company, a corporation organized under the laws of Idaho (the “Seller”, and, together with Purchaser, the “Parties”).

WITNESSETH

WHEREAS, Seller and Purchaser entered into the Asset Purchase Agreement, dated as of April 21, 2010 (the “Asset Purchase Agreement”), pursuant to which Seller has agreed to sell, assign, transfer, convey and deliver to Purchaser and Purchaser has agreed to purchase and accept from Seller the Purchased Assets; and

WHEREAS, the Asset Purchase Agreement contemplates the execution and delivery of certain instruments of assignment and bill of sale at the Asset Purchase Closing pursuant to Sections 4.2(b) and 4.3(b), and the Parties are executing this Assignment and Bill of Sale in connection therewith.

WHEREAS, Seller desires to sell, transfer, convey and assign to Purchaser the assets described below pursuant to Section 2.1 of the Asset Purchase Agreement and Purchaser desires to accept the sale, transfer, conveyance, assignment and delivery thereof;

NOW, THEREFORE, for good and valuable consideration (including the assumption of the Assumed Liabilities), the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1. Defined Terms. Capitalized terms used and not defined herein have the respective meanings given to such terms in the Purchase Agreement.

Section 2. Assignment. Effective as of 12:01 A.M. on the date hereof, for and in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller hereby irrevocably assigns, sells, transfers and sets over (collectively, the “Assignment”) to Purchaser all of Seller’s right, title, benefit, privileges and interest in, to and under the Purchased Assets set forth in Section 2.1(a)-(1) of the Purchase Agreement (collectively, the “Assigned Assets”) as the same shall exist on the date hereof TO HAVE AND TO HOLD the same unto Purchaser, its successors and assigns, forever. Purchaser hereby accepts the Assignment and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants, and to pay and discharge all of the liabilities of Seller to be observed, performed, paid or discharged from and after the Asset Purchase Closing, in each case in connection with Assigned Assets. Seller does not assign, and Purchaser does not assume, any obligations with respect to the Excluded Assets.

Section 3. Further Actions. Each Party hereby promises to execute and deliver, upon request of the other Party, to such other Party all such additional instruments, transfer, conveyance, assignment, assumption, and other documents which may be reasonably necessary and convenient to accomplish the intent of this Assignment and Bill of Sale, and to confirm Purchaser’s title to, all of the Assigned Assets, and to the full extent permitted by Law, to put Purchaser in actual possession and operating control of the Assigned Assets and to assist Purchaser in exercising all rights with respect thereto.

Section 4. Terms of the Purchase Agreement. This Assignment and Bill of Sale is executed pursuant to the Purchase Agreement and is entitled to the benefits and subject to the provisions thereof and shall be binding upon and inure to the benefit of the parties thereto and their respective successors and permitted assigns. The scope, nature and extent of the Purchased Assets are expressly set forth in the Purchase Agreement. This Assignment and Bill of Sale is not intended to convey any greater or lesser rights to, or place any greater or lesser burden on, any of the parties hereto than are described in or contemplated by the Purchase Agreement, and in the event the terms of this Assignment and Bill of Sale conflict with the terms of the Purchase Agreement, the terms of the Purchase Agreement shall govern.

Section 5. Governing Law. This Assignment and Bill of Sale and the legal relations between the Parties shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and performed in such State and without regard to conflicts of law doctrines, except that if it is necessary in any other jurisdiction to have the law of such other jurisdiction govern this Assignment and Bill of Sale in order for this Assignment and Bill of Sale to be effective in any respect, then the laws of such other jurisdiction shall govern this Assignment and Bill of Sale to such extent.

Section 6. Successors and Assigns. This Assignment and Bill of Sale shall be binding on and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

Section 7. No Third-Party Beneficiaries. Nothing in this instrument, express or implied, is intended or shall be construed to confer upon or give to any person, firm or corporation other than Purchaser, Seller and each such Party’s successors and permitted assigns any remedy or claim under or by reason of this instrument or any term, covenant or condition hereof, and all of the terms, covenants, conditions, promises, and agreements in this instrument shall be for the sole and exclusive benefit of Purchaser, Seller and each such Party’s successors and permitted assigns.

Section 8. Counterparts; Facsimile Signatures. This Assignment and Bill of Sale may be executed by the parties hereto in separate counterparts, including by facsimile transmission, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, each of the undersigned has caused this Assignment and Bill of Sale to be executed on its behalf as of the date first above written.

SELLER:

STERLING MINING COMPANY

By:
Name:
Title:

PURCHASER:

SILVER OPPORTUNITY PARTNERS LLC

By:
Name:
Title:

[Signature Page for General Assignment and Bill of Sale]

SCHEDULES TO ASSET PURCHASE AGREEMENT

These are the Schedules (the “Schedules”) referred to in that certain Asset Purchase Agreement (the “Agreement”), dated as of April 21, 2010, by and between Sterling Mining Company, a corporation organized under the laws of Idaho, and Silver Opportunity Partners, LLC, a Delaware limited liability company, and is subject to the terms and conditions set forth below. Capitalized terms used but not defined herein have the respective meanings given to such terms in the Agreement.

1.	The introductory language and headings in these Schedules are inserted for convenience of reference only.

2.	The Section and Subsection references set forth in these Schedules refer primarily to Sections or Subsections of the Agreement.

Any fact or item which is clearly disclosed on any Schedule in such a way as to make its relevance or applicability to information called for by another Schedule or other Schedules reasonably apparent shall be deemed to be disclosed on such other Schedule or Schedules, as the case may be, notwithstanding the omission of a reference or cross-reference thereto.

Schedule 2.1(a)

Real Property; Improvements

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APPENDIX “A”

Legal description for real property (land)

Tailing Pond

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EXHIBIT A – Sunshine Tailings Pond

A tract of land located in Section 10, Township 48 North, Range 3 East B.M., Shoshone County, State of Idaho; more particularly described as follows:

Beginning at a point from whence the South  1/4 corner of Section 10, Township 48 North, Range 3 East B.M. Bears S25zz6’03”E a distance of 1323.22 feet;

Thence N52°02’22”E a distance of 222.39 feet to a point;

Thence N 35°58’40”E a distance of 553.77 feet to a point;

Thence N10°29’08”E a distance of 390.50 feet to a point;

Thence N00°05’28”E a distance of 502.18 feet to the Center  1/4 corner of said Section 10;

Thence N46°45’41”E a distance of 1158.30 feet to a point;

Thence N86°59’56”E a distance of 490.92 feet to a point;

Thence S54°24’42”E (Shown of record as S54°20’00”E) a distance of 270.73 feet to a point;

Thence S21°33”07”W (Shown of record as S21°07’17”W) a distance of 25.96 feet to a point;

Thence S39°37’13”E (Shown of record as S40°03’03”E) a distance of 138.64 feet to a point;

Thence S37o00’24”E (Shown of record as S37°26’ 14”E) a distance of 273.82 feet to a point;

Thence S12°03’47”E (Shown of record as S12°03’45”E) a distance of 190.68 feet to a point;

Thence S12°58’24”W (Shown of record as S12°32’34”W) a distance of 118.62 feet to a point;

Thence N89°38’13”E a distance of 57.82 feet (Shown of record as N89°12’23”E 58.24 feet) to a point on the northerly right-of-way of the Big Creek Road;

Thence along a curve to the right on said right-of-way with a radius of 542.96 feet a distance of 229.96 feet (With a long chord bearing S41°17’05”W a distance of 228.24 feet) to Sta PT 20+01.74 Rt of the Big Creek Road;

Thence S53°25’04”W (Shown of record as S53°44’14”W) a distance of 957.59 feet to Sta PC 29+59.33 30 Rt of the Big Creek Road;

Thence along a curve to the right on said right-of-way with a radius of 4553.66 feet a distance of 537.55 feet (With a long chord bearing S56°47’59”W a distance of 537.23 feet) to Sta PC 35+00.42 30 Rt of the Big Creek Road;

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EXHIBIT A – Sunshine Tailings Pond

Thence S60°10’53”W (Shown of record as S60°30’03”W) along said right-of-way a distance of 99.58 feet to a point Sta 36+00 30 Rt of the Big Creek Road;

Thence S77°20’07”W along said right-of-way a distance of 33.91 feet to Sta 36+32.40 40 Rt of the Big Creek Road;

Thence along a curve to the left on side right-of-way with a radius of 612.96 feet a distance of 231.49 feet (With a long chord bearing S49°21 ‘44”W a distance of 230.12 feet) to Sta PT 38+49.78 40 Rt of the Big Creek Road;

Thence S38°32’35”W (Shown of record as S38°51’45”W) a distance of 692.32 feet to Sta PC 45+41.10 40 Rt of the Big Creek Road;

Thence along a curve to the left on said right of way with a radius of 2934.79 feet a distance of 146.81 feet (With a long chord bearing S37°06’36”W a distance of 146.79 feet) to a point;

Thence N37°48’54”W a distance of 281.25 feet to a point;

Thence N23°26’35”W a distance of 215.98 feet to the true point-of-beginning.

End of Exhibit A

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APPENDIX “A-1”

Legal Descriptions for real property (land)

and patented claims

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434679

Exhibit “A”

Property Description

PATENTED MINING CLAIMS

PARCEL # MC0290

M.S. 1335, Josephine, Patented Mining Claim, situated in Sections 16 and 17, Township 48 North, Range 5 East, B.M., Shoshone County, Idaho. Patent recorded in Book 1, Patents page 154.

M.S. 3081-A, Black Pine, Black Pine No. 2, Erin Amended, Gild Edge, Gilt Edge Fraction, Iron Silver Fraction Amended, Maid of Erin, McSweeny, Nobel Schley, Noble Schley Amended, Patrick Henry Fraction Amended, Patrick, Patrick Henry Amended, Sampson, Snow Cap, Snow Flake Fraction Amended, White Pine Amended, Patented Mining Claims, situated in Sections 8, 16, 17, 20, and 21, Township 48 North, Range 5 East, B.M., Shoshone County, Idaho. Patent recorded in Book 59, Deeds, page 569.

PARCEL # MC0054

M.S. 1354, Snow Drift, Patented Mining Claim, situated in Section 17, Township 48 North, Range 5 East, B.M., Shoshone County, Idaho. Patent recorded in Book B, Patents, page 26.

M.S. 2138, Ben Harrison, Patented Mining Claim, situated in Section 17, Township 48 North, Range 5 East, B.M., Shoshone County, Idaho. Patent recorded in Book B, Patents, page 11.

M.S. 2506, Ranger, Patented Mining Claim, situated in Section 17, Township 48 North, Range 5 East, B.M., Shoshone County, Idaho. Patent recorded in Book 45, Deeds, page 231.

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434680

Exhibit “A”

Property Description

Tract 1:

100% interest in the mineral rights of the following parcel encompassing approximately 106.3 acres, located in Section 31, Township 48 North, Range 6 East, B.M., Shoshone County, Idaho:

  Parcel # 48N06E-31-0700

Government Lots 2 and 7, the NE 1/4 NE 1/4 NW 1/4,

the N 1/2 SE 1/4 NE 1/4 NW 1/4, the E 1/2 NW 1/4 NE 1/4,

the NW 1/4 NW 1/4 NE 1/4, the N 1/2 SW 1/4 NW 1/4 NE 1/4,

and the SE 1/4 SW 1/4 NW 1/4 NE 1/4.

Tract 2:

100% interest of a 95/100 interest in the mineral rights of the following described parcels encompassing approximately 159.64 acres, located in Sections 32 and 33, Township 48 North, Range 6 East, B.M., Shoshone County, Idaho:

  Parcel # 48N06E-32-1550

Section 32:

Government Lots 2, 9, 14, and 15; and

the E 1/2 NW 1/4 NE 1/4 NW 1/4, the NE 1/4 NE 1/4 NW 1/4,

the NE 1/4 SE 1/4 NE 1/4 NW 1/4, the W 1/2 NW 1/4 NE 1/4,

the W 1/2 E 1/2 NW 1/4 NE 1/4, the SE 1/4 NE 1/4 SW 1/4 NW 1/4,

the S 1/2 S 1/2 NE 1/4 NE 1/4, the SE 1/4 NW 1/4 NE 1/4,

and the N 1/2 SE 1/4 NE 1/4.

  Parcel # 48N06E-33-3300

Section 33:

The SW 1/4 SW 1/4 NW 1/4 NW 1/4.

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434680

EXHIBIT “B”

100% Interest in the surface rights of the following (16) patented mining claims, encompassing approximately 301.89 acres, located in Sections 19, 20, 29 and 30, Township 48 North, Range 6 East, B.M., Shoshone County, Idaho:

M.S. 1879: Boxer, Lone Star, Nineteen Hundred, Snow Storm & Snow Storm Fraction

M.S. 2063: Snow Cap, Snow Drift & Snow Peak

M.S. 2066A: Illinois, Liberty, Protection & Snow Storm Cloud

M.S. 2104: Mid Light, Moon Light, Star Light & Sun Light

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Exhibit “C”

Patented Mining Claims, situated in Sections 2 and 3, Township 47 North, Range 6 East, B.M., Shoshone County, Idaho.

M.S. 2539: Banner

M.S. 2539: Oregon

M.S. 2639: Puzzler Boy

M.S. 2539: Sister Roary

M.S. 2539: Smyley

CAMP/Plainview Real Property Description

Mining claims located in the Evolution Mining District of Shoshone County, Idaho:

Fourthought	Mineral Survey No. 3281

Plainview Fraction	Mineral Survey No. 3281

Silver Hill	Mineral Survey No. 3281

Toughnut	Mineral Survey No. 3281

Plainview No. 2	Mineral Survey No. 3281

Plainview No. 1	Mineral Survey No. 3281

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APPENDIX “B”

Unpatented Claims

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Sterling Mining Company

Un-Patented Mining Claims - OWNED as of March 18th, 2009

Serial#	Claim Name	State	County	TWP	RNG	SEC	Inst.#

Sunshine Mine Holdings
IMC184825	POL #1	ID	SHOSHONE	0480N	0030E	14
IMC184826	POL #2	ID	SHOSHONE	0480N	0030E	14
IMC184827	POL #3	ID	SHOSHONE	0480N	0030E	11
IMC184828	POL #5	ID	SHOSHONE	0480N	0030E	11
IMC185847	MET #4	ID	SHOSHONE	0480N	0030E	22
IMC185848	MET #3	ID	SHOSHONE	0480N	0030E	22
IMC186399	MARCH OF DIME	ID	SHOSHONE	0480N	0030E	13	412558
IMC186401	ROBB	ID	SHOSHONE	0480N	0030E	23	412560
IMC186402	JACK # 2	ID	SHOSHONE	0480N	0030E	24	412561
IMC186404	JUMBO	ID	SHOSHONE	0480N	0030E	24	412563
IMC186405	MARK	ID	SHOSHONE	0480N	0030E	23	412564
IMC186406	JACK	ID	SHOSHONE	0480N	0030E	24	412565
IMC186408	PAY STREAK	ID	SHOSHONE	0480N	0030E	23	412567
IMC186409	HERCULES	ID	SHOSHONE	0480N	0030E	24	412569
IMC186410	HERCULES #2	ID	SHOSHONE	0480N	0030E	23	412568
IMC186430	EDNA #2	ID	SHOSHONE	0480N	0030E	27	412924
IMC186431	MARY LODE	ID	SHOSHONE	0480N	0030E	27	412923
IMC186434	DENNIS	ID	SHOSHONE	0480N	0030E	13	412794
IMC186435	INTERPID	ID	SHOSHONE	0480N	0030E	24	412795
IMC186436	IZARD	ID	SHOSHONE	0480N	0030E	27	412797
IMC186437	IZARD FR.	ID	SHOSHONE	0480N	0030E	27	412798
IMC186438	COMNER	ID	SHOSHONE	0480N	0030E	27	412816
IMC186439	LINDA	ID	SHOSHONE	0480N	0030E	27	412804
IMC186440	ANN	ID	SHOSHONE	0480N	0030E	27	412803
IMC186441	BURNS	ID	SHOSHONE	0480N	0030E	27	412813
IMC186442	BELL	ID	SHOSHONE	0480N	0030E	27	412812
IMC186443	JOANNA	ID	SHOSHONE	0480N	0030E	27	412806
IMC186444	NANCY	ID	SHOSHONE	0480N	0030E	27	412805
IMC186445	PEARL	ID	SHOSHONE	0480N	0030E	27	412809
IMC186446	EDNA	ID	SHOSHONE	0480N	0030E	27	412796
IMC186449	STAR	ID	SHOSHONE	0480N	0030E	26	412824
IMC186450	SIDNEY	ID	SHOSHONE	0480N	0030E	26	412799
IMC186452	WADLEIGH FR.	ID	SHOSHONE	0480N	0030E	27	412811
IMC186453	NEWSOME	ID	SHOSHONE	0480N	0030E	28	412808
IMC186454	STEVE	ID	SHOSHONE	0480N	0030E	28	412807
IMC186455	STEVENS	ID	SHOSHONE	0480N	0030E	28	412814
IMC186456	MALLIGAN	ID	SHOSHONE	0480N	0030E	28	412815
IMC186457	COLBERT	ID	SHOSHONE	0480N	0030E	28	412823
IMC186458	LONE PINE #1	ID	SHOSHONE	0480N	0030E	20	412664
IMC186459	LONE PINE #2	ID	SHOSHONE	0480N	0030E	20	412663
IMC186460	HILLSIDE	ID	SHOSHONE	0480N	0030E	20	412661
IMC186461	HILLSIDE #1	ID	SHOSHONE	0480N	0030E	28	412817
IMC186462	HILLSIDE #2	ID	SHOSHONE	0480N	0030E	28	412818
IMC186463	HILLSIDE #3	ID	SHOSHONE	0480N	0030E	28

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Serial#	Claim Name	State	County	TWP	RNG	SEC	Inst.#
IMC186464	HUMBOLT	ID	SHOSHONE	0480N	0030E	21	412672
IMC186465	HUMBOLT #1	ID	SHOSHONE	0480N	0030E	21	412671
IMC188466	HUMBOLT #2	ID	SHOSHONE	0480N	0030E	21	412670
IMC186467	HUMBOLT #3	ID	SHOSHONE	0480N	0030E	21	412669
IMC186468	CRESCENT	ID	SHOSHONE	0480N	0030E	21	412673
IMC186469	CRESCENT #1	ID	SHOSHONE	0480N	0030E	21	412674
IMC186470	CRESCENT #8	ID	SHOSHONE	0480N	0030E	21	412675
IMC186471	CRESCENT #9	ID	SHOSHONE	0480N	0030E	21	412656
IMC186472	S.C.I. #9	ID	SHOSHONE	0480N	0030E	21	412668
IMC186473	S.C.I. #11	ID	SHOSHONE	0480N	0030E	20	412665
IMC186474	S.C.I. #12	ID	SHOSHONE	0480N	0030E	20	412666
IMC186475	S.C.I. #13	ID	SHOSHONE	0480N	0030E	28	412655
IMC186476	S.C.I. #14	ID	SHOSHONE	0480N	0030E	28	412667
IMC186477	S.C.I. #15	ID	SHOSHONE	0480N	0030E	28	412822
IMC186478	S.C.I. #16	ID	SHOSHONE	0480N	0030E	28	412821
IMC186479	S.C.I. #17	ID	SHOSHONE	0480N	0030E	28	412820
IMC186480	SCI. #18	ID	SHOSHONE	0480N	0030E	20	412662
IMC186481	S.C.I. #19	ID	SHOSHONE	0480N	0030E	29	412660
IMC186482	MET #1 FR.	ID	SHOSHONE	0480N	0030E	22	412826
IMC186483	MET #9	ID	SHOSHONE	0480N	0030E	22	412821
IMC186484	MET #12	ID	SHOSHONE	0480N	0030E	21	412681
IMC186485	MET #13	ID	SHOSHONE	0480N	0030E	22	412802
IMC186486	MET #13 FR.	ID	SHOSHONE	0480N	0030E	22	412825
IMC186487	MET #14	ID	SHOSHONE	0480N	0030E	21	412680
IMC186488	MET #15	ID	SHOSHONE	0480N	0030E	21	412679
IMC186489	MET #16	ID	SHOSHONE	0480N	0030E	28	412677
IMC186490	MET #17	ID	SHOSHONE	0480N	0030E	21	412678
IMC186491	MET #18	ID	SHOSHONE	0480N	0030E	28	412676
IMC186492	MET #21	ID	SHOSHONE	0480N	0030E	23	412801
IMC186493	MET #22	ID	SHOSHONE	0480N	0030E	23	412659
IMC186494	MET #23	ID	SHOSHONE	0480N	0030E	23	412658
IMC186495	MET #24	ID	SHOSHONE	0480N	0030E	22	412800
IMC186654	MARCH OF TIME	ID	SHOSHONE	0480N	0030E	13	413903
IMC186655	INTREPID #2	ID	SHOSHONE	0480N	0030E	13	413904
IMC186880	COLBERT 1	ID	SHOSHONE	0480N	0030E	21	415456
IMC186881	COLBERT 2	ID	SHOSHONE	0480N	0030E	21	415454
IMC186897	MARCH OF TIME 2	ID	SHOSHONE	0480N	0030E	13	415455
IMC186898	MARCH OF TIME 3	ID	SHOSHONE	0480N	0030E	13	415619
IMC186899	BARBERELLA	ID	SHOSHONE	0480N	0030E	22	415620
IMC186900	METROPOLITAN 2 FRACT	ID	SHOSHONE	0480N	0040E	22	415566
IMC186901	METROPOLITAN	ID	SHOSHONE	0480N	0030E	22	415567
IMC187706	LITTLE LONE PINE	ID	SHOSHONE	0480N	0030E	21	419295
IMC187707	LITTLE GIANT #1	ID	SHOSHONE	0480N	0030E	21	419296
IMC187708	LITTLE GIANT #7	ID	SHOSHONE	0480N	0030E	21	419297
IMC187709	LITTLE GIANT #8	ID	SHOSHONE	0480N	0030E	21	419298
IMC188140	MET #1	ID	SHOSHONE	0480N	0030E	22	423354
IMC188141	MET #2	ID	SHOSHONE	0480N	0030E	22	423355
IMC188142	MET #5	ID	SHOSHONE	0480N	0030E	22	423356
IMC188143	MET #6	ID	SHOSHONE	0480N	0030E	22	423357

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Serial#	Claim Name	State	County	TWP	RNG	SEC	Inst.#
IMC188144	MET #7	ID	SHOSHONE	0480N	0030E	27	423358
IMC188145	MET #8	ID	SHOSHONE	0480N	0030E	27	423359
IMC188146	MET #10	ID	SHOSHONE	0480N	0030E	22	423360
IMC188147	MET #11	ID	SHOSHONE	0480N	0030E	22	423361
IMC188148	WADLEIGH	ID	SHOSHONE	0480N	0030E	27	423361
IMC188531	BC 1	ID	SHOSHONE	0480N	0030E	15	424816
IMC188532	BC 3	ID	SHOSHONE	0480N	0030E	15	424817
IMC188533	POL 4	ID	SHOSHONE	0480N	0030E	15	424818
IMC188534	POL 6	ID	SHOSHONE	0480N	0030E	11	424818
IMC188825	RD 6	ID	SHOSHONE	0480N	0030E	27	420951
IMC188826	RD 7	ID	SHOSHONE	0480N	0030E	27	420952
IMC188827	RD 12 FR	ID	SHOSHONE	0480N	0030E	27	420957
IMC188828	RD 13 FR	ID	SHOSHONE	0480N	0030E	27	420958
IMC188829	RD 14 FR	ID	SHOSHONE	0480N	0030E	27	420959
IMC188830	RD 15 FR	ID	SHOSHONE	0480N	0030E	26	420960
IMC188831	RD 16 FR	ID	SHOSHONE	0480N	0030E	27	420961
IMC188832	RD 17	ID	SHOSHONE	0480N	0030E	26	420962
IMC188833	RD 18 FR	ID	SHOSHONE	0480N	0030E	28	420963
IMC188834	RD 19	ID	SHOSHONE	0480N	0030E	28	420964
IMC188835	RD 20 FR	ID	SHOSHONE	0480N	0030E	26	420965
IMC188836	RDMET #1 FR	ID	SHOSHONE	0480N	0030E	23	420966
IMC188837	RDMET #3 FR	ID	SHOSHONE	0480N	0030E	23	420967
IMC188838	RDMET #4 FR	ID	SHOSHONE	0480N	0030E	23	420968
IMC188839	RD 1	ID	SHOSHONE	0480N	0030E	27	420949
IMC188840	RD 2	ID	SHOSHONE	0480N	0030E	27	420950
IMC188841	RD 8 FR	ID	SHOSHONE	0480N	0030E	28	420953
IMC188842	RD 9 FR	ID	SHOSHONE	0480N	0030E	21	420954
IMC188843	RD 10 FR	ID	SHOSHONE	0480N	0030E	21	420955
IMC188844	RD 11 FR	ID	SHOSHONE	0480N	0030E	21	420956
IMC188845	SA 1	ID	SHOSHONE	0480N	0030E	29	420980
IMC188846	SA 2	ID	SHOSHONE	0480N	0030E	29	420981
IMC188847	SA 3	ID	SHOSHONE	0480N	0030E	29	420982
IMC188848	SA 4	ID	SHOSHONE	0480N	0030E	29	420983
IMC188849	SA 5	ID	SHOSHONE	0480N	0030E	29	420984
IMC188850	SA 6	ID	SHOSHONE	0480N	0030E	29	420985
IMC188851	SA 7	ID	SHOSHONE	0480N	0030E	29	420986
IMC188852	SA 8	ID	SHOSHONE	0480N	0030E	29	420987
IMC188853	SA 9	ID	SHOSHONE	O480N	0030E	29	420988
IMC188854	SA 10	ID	SHOSHONE	0480N	0030E	29	420989
IMC188855	GLOBE	ID	SHOSHONE	0480N	0030E	26	420969
IMC188856	SNOOKUMS	ID	SHOSHONE	0480N	0030E	26	420970
IMC188857	US FRACTION	ID	SHOSHONE	0480N	0030E	26	420971
IMC188868	FAHEY	ID	SHOSHONE	0480N	0030E	26	420972
IMC188859	MOXEY	ID	SHOSHONE	0480N	0030E	26	420973
IMC188860	THELMA	ID	SHOSHONE	0480N	0030E	26	420974
IMC188861	SILVER CLIFF	ID	SHOSHONE	0480N	0030E	26	420975
IMC188862	FRANCES	ID	SHOSHONE	0480N	0030E	26	420976
IMC188863	LYNN	ID	SHOSHONE	0480N	0030E	26	420977
IMC188864	LEONARD	ID	SHOSHONE	0480N	0030E	27	420978

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Serial#	Claim Name	State	County	TWP	RNG	SEC	Inst.#
IMC188865	RYAN	ID	SHOSHONE	0480N	0030E	27	420979
IMC190213	GOOD MORNING FRACTION	ID	SHOSHONE	0480N	0030E	23	432498
IMC190214	GOOD MORNING FRAC 2	ID	SHOSHONE	0480N	0030E	23	433392

Claim Count: 145 @ $125 per claim = $18,125

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Serial#	Claim Name	State	County	TWP	RNG	SEC	Inst.#

Pine Creek
IMC184522	LIBERAL KING	ID	SHOSHONE	0480N	0020E	16	400642
IMC184523	SUNSET #5	ID	SHOSHONE	0480N	0020E	20	400648
IMC184979	LOOKOUT #7	ID	SHOSHONE	0480N	0020E	20
IMC184980	SUNSET #6	ID	SHOSHONE	0480N	0020E	20
IMC185032	H #12	ID	SHOSHONE	0480N	0020E	24	402185
IMC188033	HI #11	ID	SHOSHONE	0480N	0020E	23	401955
IMC185034	HI #10	ID	SHOSHONE	0480N	0020E	23	401954
IMC186845	LOOKOUT #1	ID	SHOSHONE	0480N	0020E	20	415329
IMC186846	LOOKOUT #2	ID	SHOSHONE	0480N	0020E	20	415328
IMC186847	LOOKOUT #3	ID	SHOSHONE	0480N	0020E	20	415333
IMC186848	LOOKOUT #4	ID	SHOSHONE	0480N	0020E	20	415332
IMC186850	SUNSET #4	ID	SHOSHONE	0480N	0020E	21	415331
IMC187000	DENVER #1	ID	SHOSHONE	0480N	0020E	22	416622
IMC187001	DENVER #2	ID	SHOSHONE	0480N	0020E	22	416623
IMC187002	DENVER #3	ID	SHOSHONE	0480N	0020E	22	.416624
IMC187003	DENVER #4	ID	SHOSHONE	0480N	0020E	22	416625
IMC187004	DENVER #5	ID	SHOSHONE	0480N	0020E	22	416626
IMC187005	DENVER #6	ID	SHOSHONE	0480N	0020E	27	416627
IMC187006	DENVER #7	ID	SHOSHONE	0480N	0020E	27	416628
IMC187007	DENVER #8	ID	SHOSHONE	0480N	0020E	27	416629
IMC187008	DENVER #9	ID	SHOSHONE	0480N	0020E	26	416630
IMC187009	DENVER #10	ID	SHOSHONE	0480N	0020E	26	416631
IMC187010	DENVER #11	ID	SHOSHONE	0480N	0020E	27	416632
IMC187011	DENVER #16	ID	SHOSHONE	0480N	0020E	26	416633
IMC187012	DENVER #17	ID	SHOSHONE	0480N	0020E	26	416634
IMC187013	DENVER #18	ID	SHOSHONE	0480N	0020E	26	416635
IMC187014	DENVER #19	ID	SHOSHONE	0480N	0020E	26	416636
IMC187015	DENVER #20	ID	SHOSHONE	0480N	0020E	26	416675
IMC187016	DENVER #21	ID	SHOSHONE	0490N	0020E	26	416679
IMC187017	DENVER #22	ID	SHOSHONE	0480N	0020E	26	416678
IMC187018	DENVER #23	ID	SHOSHONE	0480N	0020E	26	416680
IMC187019	DENVER #41	ID	SHOSHONE	0480N	0020E	26	416637
IMC187020	DENVER #42	ID	SHOSHONE	0480N	0020E	26	416674
IMC187021	DENVER #43	ID	SHOSHONE	0480N	0020E	26	416673
IMC187022	DENVER #44	ID	SHOSHONE	0480N	0020E	26	416638
IMC187023	EAGLE #2	ID	SHOSHONE	0480N	0020E	27	416639
IMC187024	EAGLE #4	ID	SHOSHONE	0480N	0020E	27	416640
IMC187025	EAGLE #5	ID	SHOSHONE	0480N	0020E	27	416641
IMC187026	EAGLE #6	ID	SHOSHONE	0480N	0020E	27	416667
IMC187027	EAGLE #7	ID	SHOSHONE	0480N	0020E	27	416642
IMC187028	EAGLE #8	ID	SHOSHONE	0480N	0020E	27	416688
IMC187029	EAGLE #9	ID	SHOSHONE	0480N	0020E	26	416643
IMC187030	EAGLE #10	ID	SHOSHONE	0480N	0020E	26	416672
IMC187031	EAGLE #12	ID	SHOSHONE	0480N	0020E	35	416669
IMC187032	EAGLE #13	ID	SHOSHONE	0480N	0020E	26	416676
IMC187033	EAGLE #15	ID	SHOSHONE	0480N	0020E	28	416677
IMC187034	EAGLE #17	ID	SHOSHONE	0480N	0020E	26	416681
IMC187035	EAGLE #19	ID	SHOSHONE	0480N	0020E	26	416682

Wednesday, March 18, 2009	Page 5 of 18

Case 09-20178-TLM    Doc 18    Filed 03/18/09    Entered 03/18/09  17:22:03    Desc Main

Document      Page 17 of 43

Serial#	Claim Name	State	County	TWP	RNG	SEC	Inst.#
IMC187036	EAGLE #21	ID	SHOSHONE	0480N	0020E	34	416644
IMC187037	EAGLE #22	ID	SHOSHONE	0480N	0020E	34	416645
IMC187038	EAGLE #23	ID	SHOSHONE	0480N	0020E	34	416665
IMC187039	EAGLE #24	ID	SHOSHONE	0480N	0020E	34	416666
IMC187040	EAGLE #25	ID	SHOSHONE	0480N	0020E	34	416670
IMC187041	EAGLE #26	ID	SHOSHONE	0480N	0020E	35	416671
IMC187042	LOOKOUT #8	ID	SHOSHONE	0480N	0020E	20	416646
IMC187043	LOOKOUT #9	ID	SHOSHONE	0480N	0020E	20	416647
IMC187044	LOOKOUT #10	ID	SHOSHONE	0480N	0020E	21	416648
IMC187045	LOOKOUT #11	ID	SHOSHONE	0480N	0020E	20	416649
IMC187046	LOOKOUT #12	ID	SHOSHONE	0480N	0020E	21	416650
IMC187047	LOOKOUT #13	ID	SHOSHONE	0480N	0020E	21	416651
IMC187048	LOOKOUT #14	ID	SHOSHONE	0480N	0020E	21	416652
IMC187049	LOOKOUT #15	ID	SHOSHONE	0480N	0020E	21	416653
IMC187050	LOOKOUT #17	ID	SHOSHONE	0480N	0020E	21	416654
IMC187051	LOOKOUT #18	ID	SHOSHONE	0480N	0020E	21	416655
IMC187052	LOOKOUT #19	ID	SHOSHONE	0480N	0020E	21	416656
IMC187055	LOOKOUT #26	ID	SHOSHONE	0480N	0020E	21	416659
IMC187056	LOOKOUT #32	ID	SHOSHONE	0480N	0020E	28	416660
IMC187057	LOOKOUT #33	ID	SHOSHONE	0480N	0020E	28	416661
IMC187058	LOOKOUT #34	ID	SHOSHONE	0480N	0020E	28	416662
IMC187059	LOOKOUT #35	ID	SHOSHONE	0480N	0020E	28	416663
IMC187060	LOOKOUT #38	!D	SHOSHONE	0480N	0020E	27	416664
IMC187397	SUNSET #7	ID	SHOSHONE	0480N	0020E	21	418563
IMC187398	SUNSET #8	ID	SHOSHONE	0480N	0020E	21	418564
IMC187400	EAGLE #11	ID	SHOSHONE	0480N	0020E	26	418531
IMC187401	EAGLE #18	ID	SHOSHONE	0480N	0020E	35	418532
IMC187402	EAGLE #20	ID	SHOSHONE	0480N	0020E	35	418533
IMC187582	LOOKOUT #20	ID	SHOSHONE	0480N	0020E	21	419664
IMC187583	LOOKOUT #21	ID	SHOSHONE	0480N	0020E	21	419665
IMC187586	LOOKOUT #24	ID	SHOSHONE	0480N	0020E	20	419668
IMC187587	LOOKOUT #25	ID	SHOSHONE	0480N	0020E	21	419669
IMC187588	LOOKOUT #28	ID	SHOSHONE	0480N	0020E	21	419670
IMC187590	LOOKOUT #30	ID	SHOSHONE	0480N	0020E	21	419672
IMC187675	DENVER #15	ID	SHOSHONE	0480N	0020E	27	419996
IMC187676	DENVER #24	ID	SHOSHONE	0480N	0020E	26	419997
IMC187677	DENVER #25	ID	SHOSHONE	0480N	0020E	26	419998
IMC187678	DENVER #26	ID	SHOSHONE	0480N	0020E	26	419999
IMC187679	DENVER #27	ID	SHOSHONE	0480N	0020E	25	420000
IMC187680	DENVER #28	ID	SHOSHONE	0480N	0020E	25	420001
IMC187681	DENVER #29	ID	SHOSHONE	0480N	0020E	25	420002
IMC187682	DENVER #30	ID	SHOSHONE	0480N	0020E	25	420003
IMC187683	DENVER #31	ID	SHOSHONE	0480N	0020E	25	420004
IMC187684	DENVER #32	ID	SHOSHONE	0480N	0020E	25	420005
IMC187685	DENVER #33	ID	SHOSHONE	0480N	0020E	25	420006
IMC187686	DENVER #34	ID	SHOSHONE	0480N	0020E	25	420007
IMC187687	DENVER #35	ID	SHOSHONE	0480N	0020E	25	420008
IMC187688	DENVER #36	ID	SHOSHONE	0480N	0020E	25	420009
IMC187689	DENVER #37	ID	SHOSHONE	0480N	0020E	25	420010

Wednesday, March 18, 2009	Page 6 of 18

Case 09-20178-TLM    Doc 18    Filed 03/18/09    Entered 03/18/09  17:22:03    Desc Main

Document      Page 18 of 43

Serial#	Claim Name	State	County	TWP	RNG	SEC	Inst.#
IMC187690	DENVER #38	ID	SHOSHONE	0480N	0020E	25	420011
IMC187691	DENVER #39	ID	SHOSHONE	0480N	0020E	25	420012
IMC187691	DENVER #39	ID	SHOSHONE	0480N	0030E	30	420012
IMC187692	DENVER #40	ID	SHOSHONE	0480N	0020E	25	420013
IMC187692	DENVER #40	ID	SHOSHONE	0480N	0030E	30	420013
IMC187693	EAGLE 1	ID	SHOSHONE	0480N	0020E	27	420017
IMC187694	EAGLE 3	ID	SHOSHONE	0480N	0020E	27	420016
IMC187695	EAGLE 14	ID	SHOSHONE	0480N	0020E	35	420022
IMC187696	EAGLE 16	ID	SHOSHONE	0480N	0020E	35	420021
IMC187697	EAGLE 18	ID	SHOSHONE	0480N	0020E	35	420015
IMC187698	EAGLE 20	ID	SHOSHONE	0480N	0020E	35	420014
IMC187699	EAGLE 27	ID	SHOSHONE	0480N	0020E	35	420020
IMC187700	EAGLE 28	ID	SHOSHONE	0480N	0020E	35	420019
IMC187701	EAGLE 29	ID	SHOSHONE	0480N	0020E	26	420018
IMC188504	H 1	ID	SHOSHONE	0480N	0020E	26	424789
IMC188505	H 2	ID	SHOSHONE	0480N	0020E	26	424790
IMC188508	H 3	ID	SHOSHONE	0480N	0020E	25	424791
IMC188507	H 4	ID	SHOSHONE	0480N	0020E	25	424792
IMC188508	W 1	ID	SHOSHONE	0480N	0020E	23	424793
IMC188509	W 2	ID	SHOSHONE	0480N	0020E	23	424794
IMC188510	W 3	ID	SHOSHONE	0480N	0020E	23	424798
IMC188511	W 4	ID	SHOSHONE	0480N	0020E	23	424797
IMC188512	W 5	ID	SHOSHONE	0480N	0020E	24	424798
IMC188513	W 6	ID	SHOSHONE	0480N	0020E	24	424799
IMC188514	W 7	ID	SHOSHONE	0480N	0020E	24	424800
IMC188515	W 8	ID	SHOSHONE	0480N	0020E	24	424801
IMC188516	W 9	ID	SHOSHONE	0480N	0020E	24	424801
IMC188617	W 10	ID	SHOSHONE	0480N	0020E	24	424802
IMC188529	LOOKOUT 5	ID	SHOSHONE	0480N	0020E	20	424814
IMC188530	SUNSET 3	ID	SHOSHONE	0480N	0020E	16	424815
IMC193223	SIDNEY #1	ID	SHOSHONE	0480N	0020E	22	441949;0;0
IMC193224	SIDNEY #2	ID	SHOSHONE	0480N	0020E	22	441950;0;0
IMC193225	SIDNEY #3	ID	SHOSHONE	0480N	0020E	22	441951;0;0
IMC193226	SIDNEY #4	ID	SHOSHONE	0480N	0020E	22	441952;0;0
IMC193227	SIDNEY #5	ID	SHOSHONE	0480N	0020E	22	441953;0;0
IMC193228	SIDNEY #6	ID	SHOSHONE	0480N	0020E	22	441954;0;0
IMC193229	SIDNEY #7	ID	SHOSHONE	0480N	0020E	22	441955;0;0
IMC193230	SIDNEY #8	ID	SHOSHONE	0480N	0020E	22	441956;0;0
IMC193231	SIDNEY #9	ID	SHOSHONE	0480N	0020E	22	441957;0;0
IMC193232	SIDNEY #10	ID	SHOSHONE	0480N	0020E	22	441958;0;0
IMC193233	SIDNEY #11	ID	SHOSHONE	0480N	0020E	22	441959;0;0
IMC193234	SIDNEY #12	ID	SHOSHONE	0480N	0020E	22	441960;0;0
IMC193235	SIDNEY #13	ID	SHOSHONE	0480N	0020E	22	441961;0;0
IMC193236	SIDNEY #14	ID	SHOSHONE	0480N	0020E	22	441962;0;0
IMC193237	SIDNEY #15	ID	SHOSHONE	0480N	0020E	22	441963;0;0

Claim Count: 142 @ $125 per claim = $17,750

Wednesday, March 18, 2009	Page 7 of 18

Case 09-20178-TLM    Doc 18    Filed 03/18/09    Entered 03/18/09  17:22:03    Desc Main

Document      Page 19 of 43

Serial#	Claim Name	State	County	TWP	RNG	SEC	Inst.#

Central Silver Belt
IMC183558	IDAHO LEADVILLE #1	ID	SHOSHONE	0480N	0030E	36	391543
IMC183559	IDAHO LEADVILLE #2	ID	SHOSHONE	0480N	0030E	36	391544
IMC183560	IDAHO LEADVILLE #3	ID	SHOSHONE	0480N	0030E	36	391545
IMC183561	IDAHO LEADVILLE #4	ID	SHOSHONE	0480N	0030E	36	391546
IMC183562	IDAHO LEADVILLE #5	ID	SHOSHONE	0480N	0030E	36	391547
IMC183563	IDAHO LEADVILLE #6	ID	SHOSHONE	0480N	0030E	36	391548
IMC183564	IDAHO LEADVILLE #7	ID	SHOSHONE	0480N	0030E	36	391549
IMC183665	IDAHO LEADVILLE #8	ID	SHOSHONE	0480N	0030E	36	391550
IMC183566	IDAHO LEADVILLE #9	ID	SHOSHONE	0480N	0030E	36	391551
IMC183567	IDAHO LEADVILLE #11	ID	SHOSHONE	0480N	0030E	35	391552
IMC183571	IDAHO LEADVILLE #16	ID	SHOSHONE	0480N	0030E	26	391556
IMC183575	IDAHO LEADVILLE #21	ID	SHOSHONE	0480N	0030E	26	391560
IMC185356	IDAHO LEADVILLE #26	ID	SHOSHONE	0480N	0030E	26
IMC185357	IDAHO LEADVILLE #30	ID	SHOSHONE	0480N	0030E	26
IMC186837	IDAHO LEADVILLE #13	ID	SHOSHONE	0480N	0030E	26	415320
IMC186838	IDAHO LEADVILLE #14	ID	SHOSHONE	0480N	0030E	26	415327
IMC186839	IDAHO LEADVILLE #16	ID	SHOSHONE	0480N	0030E	26	415326
IMC186840	IDAHO LEADVILLE #18	ID	SHOSHONE	0480N	0030E	26	415325
IMC186841	IDAHO LEADVILLE #19	ID	SHOSHONE	0480N	0030E	26	415324
IMC186842	IDAHO LEADVILLE #20	ID	SHOSHONE	0480N	0030E	26	415323
IMC186843	IDAHO LEADVILLE #22	ID	SHOSHONE	0480N	0030E	26	415322
IMC186844	IDAHO LEADVILLE #23	ID	SHOSHONE	0480N	0030E	26	415321
IMC187399	SILVER APEX #11	ID	SHOSHONE	0480N	0040E	5	418534
IMC187403	LC #15	ID	SHOSHONE	0480N	0040E	32	418537
IMC187404	LC #16	ID	SHOSHONE	0480N	0040E	32	418538
IMC187405	LC #19	ID	SHOSHONE	0480N	0040E	31	418539
IMC187408	LC #20	ID	SHOSHONE	0480N	0040E	31	418540
IMC187407	LC #21	ID	SHOSHONE	0480N	0040E	31	418541
IMC187408	LC #24	ID	SHOSHONE	0480N	0040E	31	418542
IMC187409	LC #25	ID	SHOSHONE	0480N	0040E	31	418543
IMC187410	LC #26	ID	SHOSHONE	0480N	0040E	31	418544
IMC187411	LC #29	ID	SHOSHONE	0480N	0040E	31	418535
IMC187412	LC #30	ID	SHOSHONE	0480N	0040E	31	418536
IMC187413	LC #31	ID	SHOSHONE	0480N	0040E	31	418545
IMC187414	LC #32	ID	SHOSHONE	0480N	0040E	31	418546
IMC187415	LC #35	ID	SHOSHONE	0480N	0040E	31	418547
IMC187416	LC #36	ID	SHOSHONE	0480N	0040E	31	418548
IMC187417	LC #37	ID	SHOSHONE	0480N	0040E	31	418549
IMC187418	LC #38	ID	SHOSHONE	0480N	0040E	31	418550
IMC187419	LC #39	ID	SHOSHONE	0480N	0040E	31	418551
IMC187420	LC #46	ID	SHOSHONE	0480N	0040E	31	418552
IMC187421	LC #47	ID	SHOSHONE	0480N	0040E	31	418553
IMC187422	LC #48	ID	SHOSHONE	0480N	0040E	31	418554
IMC187423	LC #49	ID	SHOSHONE	0480N	0040E	31	418555
IMC187424	LC #50	ID	SHOSHONE	0480N	0040E	31	418556
IMC187425	LC #53	ID	SHOSHONE	0480N	0040E	31	418557
IMC187426	LC #54	ID	SHOSHONE	0480N	0040E	31	418558
IMC187427	LC #55	ID	SHOSHONE	0480N	0040E	31	418559

Wednesday, March 18, 2009	Page 8 of 18

Case 09-20178-TLM    Doc 18    Filed 03/18/09    Entered 03/18/09  17:22:03    Desc Main

Document      Page 20 of 43

Serial#	Claim Name	State	County	TWP	RNG	SEC	Inst.#
IMC187428	LC #56	ID	SHOSHONE	0480N	0040E	32	418560
IMC187429	LC #59	ID	SHOSHONE	0480N	0040E	31	418561
IMC187430	LC #60	ID	SHOSHONE	0480N	0040E	31	418562
IMC187433	JD #1	ID	SHOSHONE	0480N	0030E	36	418624
IMC187434	JD #2	ID	SHOSHONE	0480N	0030E	36	418527
IMC187435	JD #3	ID	SHOSHONE	0480N	0030E	36	418525
IMC187436	JD #4	ID	SHOSHONE	0480N	0030E	35	418528
IMC187437	JD #5	ID	SHOSHONE	0480N	0030E	35	418529
IMC187438	JD #6	ID	SHOSHONE	0480N	0030E	35	418530
IMC187439	JD #7	ID	SHOSHONE	0480N	0030E	36	418526
IMC187440	JD #8	ID	SHOSHONE	0480N	0030E	36	418523
IMC187441	JD #9	ID	SHOSHONE	0480N	0030E	35	418522
IMC188497	IDAHO LEADVILLE 24	ID	SHOSHONE	0480N	0030E	26	424782
IMC188498	IDAHO LEADVILLE 26	ID	SHOSHONE	0480N	0030E	26	424783
IMC188499	IDAHO LEADVILLE 28	ID	SHOSHONE	0480N	0030E	26	424784
IMC188500	SILVER APEX 3	ID	SHOSHONE	0480N	0040E	5	424785
IMC188501	SILVER APEX 4	ID	SHOSHONE	0480N	0040E	5	424786
IMC188501	SILVER APEX 4	ID	SHOSHONE	0490N	0040E	31	424786
IMC188502	SILVER APEX 5	ID	SHOSHONE	0490N	0040E	32	424787
IMC188502	SILVER APEX 5	ID	SHOSHONE	0480N	0040E	5	424787
IMC188503	SILVER APEX 6	ID	SHOSHONE	0480N	0040E	5	424788
IMC192917	GOOD NEIGHOBOR FR	ID	SHOSHONE	0480N	0040E	29	441260;0;0

Claim Count: 70 @ $125 per claim = $8,750

Sterling E-W
IMC175305	BOSTON LODE	ID	SHOSHONE	0480N	0040E	30	366705 0
IMC175306	BOSTON FRACTION	ID	SHOSHONE	0480N	0040E	29	366706 0
IMC175307	CONSTITUTION	ID	SHOSHONE	0480N	0040E	29	366707 0
IMC175308	COLUMBIA	ID	SHOSHONE	0480N	0040E	32	366708
IMC175309	STANFORD	ID	SHOSHONE	0480N	0040E	29	366709 0
IMC175310	LINK	ID	SHOSHONE	0480N	0040E	29	366710 0
IMC175311	STERLING LODE	ID	SHOSHONE	0480N	0040E	29	366711 0
IMC175312	PROVIDENCE	ID	SHOSHONE	0480N	0040E	32	366712 0
IMC175313	BALTIMORE	ID	SHOSHONE	0480N	0040E	32	366713 0
IMC175314	WINNEFRED	ID	SHOSHONE	0480N	0040E	29	366714 0
IMC175315	WINNEFRED FRACTION	ID	SHOSHONE	0480N	0040E	30	366715 0
IMC175316	HARVARD	ID	SHOSHONE	0480N	0040E	30	366716 0
IMC175317	YALE FRACTION	ID	SHOSHONE	0480N	0040E	30	366717 0
IMC175318	YALE	ID	SHOSHONE	0480N	0040E	30	366718 0
IMC175319	PRINCETON LODE	ID	SHOSHONE	0480N	0040E	30	366719 0
IMC175320	PRINCETON FRACTION	ID	SHOSHONE	0480N	0040E	30	366720 0
IMC175321	SANDRA	ID	SHOSHONE	0480N	0030E	25	366721 0

Claim Count: 17 @ $125 per claim = $2,125

Wednesday, March 18, 2009	Page 9 of 18

Case 09-20178-TLM    Doc 18    Filed 03/18/09    Entered 03/18/09  17:22:03    Desc Main

Document      Page 21 of 43

Serial#	Claim Name	State	County	TWP	RNG	SEC	Inst.#

East Silver Belt
IMC185294	BL #1	ID	SHOSHONE	0480N	0060E	33
IMC185295	BL #2	ID	SHOSHONE	0480N	0060E	34
IMC185296	BL #3	ID	SHOSHONE	0480N	0060E	33
IMC187109	RQ 1	ID	SHOSHONE	0470N	0050E	1	417551
IMC187110	RQ 2	ID	SHOSHONE	0470N	0050E	1	417552
IMC187111	RQ 3	ID	SHOSHONE	0470N	0050E	1	417553
IMC187112	RQ 4	ID	SHOSHONE	0470N	0050E	1	417554
IMC187113	RQ 5	ID	SHOSHONE	0470N	0050E	1	417555
IMC187114	RQ 6	ID	SHOSHONE	0470N	0050E	1	417556
IMC187115	RQ 7	ID	SHOSHONE	0470N	0050E	1	417557
IMC187116	RQ 8	ID	SHOSHONE	0470N	0050E	1	417558
IMC187117	RQ 9	ID	SHOSHONE	0470N	0050E	1	417559
IMC187118	RQ 10	ID	SHOSHONE	0470N	0050E	1	417560
IMC187119	RQ 11	ID	SHOSHONE	0470N	0050E	1	417561
IMC187120	RQ 12	ID	SHOSHONE	0470N	0050E	1	417562
IMC187120	RQ 12	ID	SHOSHONE	0470N	0060E	6	417562
IMC187121	RQ 13	ID	SHOSHONE	0470N	0060E	1	417563
IMC187121	RQ 13	ID	SHOSHONE	0470N	0060E	6	417563
IMC187122	RQ 14	ID	SHOSHONE	0470N	0050E	1	417564
IMC187122	RQ 14	ID	SHOSHONE	0470N	0060E	6	417564
IMC187123	RQ 15	ID	SHOSHONE	0470N	0050E	1	417565
IMC187123	RQ 15	ID	SHOSHONE	0470N	0060E	6	417565
IMC187124	RQ 16	ID	SHOSHONE	0470N	0060E	8	417566
IMC187124	RQ 16	ID	SHOSHONE	0470N	0050E	1	417566
IMC187125	RQ 17	ID	SHOSHONE	0470N	0050E	1	417567
IMC187126	RQ 18	ID	SHOSHONE	0470N	0060E	1	417568
IMC187127	RQ 19	ID	SHOSHONE	0470N	0050E	1	417569
IMC187128	RQ 20	ID	SHOSHONE	0470N	0050E	1	417570
IMC187129	RQ 21	ID	SHOSHONE	0470N	0050E	1	417571
IMC187130	RQ 22	ID	SHOSHONE	0470N	0050E	1	417572
IMC187131	RQ 23	ID	SHOSHONE	0470N	0050E	1	417573
IMC187132	RQ 24	ID	SHOSHONE	0470N	0050E	12	417574
IMC187133	RQ 25	ID	SHOSHONE	0470N	0050E	1	417575
IMC187134	RQ 26	ID	SHOSHONE	0470N	0050E	1	417576
IMC187135	RQ 27	ID	SHOSHONE	0470N	0050E	1	417577
IMC187136	RQ 28	ID	SHOSHONE	0470N	0050E	1	417578
IMC187137	RQ 29	ID	SHOSHONE	0470N	0050E	1	417579
IMC187138	RQ 30	ID	SHOSHONE	0470N	0050E	12	417580
IMC187139	RQ 31	ID	SHOSHONE	0470N	0050E	1	417581
IMC187139	RQ 31	ID	SHOSHONE	0470N	0060E	6	417581
IMC187140	RQ 32	ID	SHOSHONE	0470N	0050E	1	417582
IMC187140	RQ 32	ID	SHOSHONE	0470N	0060E	6	417582
IMC187141	RQ 33	ID	SHOSHONE	0470N	0050E	1	417583
IMC187141	RQ 33	ID	SHOSHONE	0470N	0060E	6	417583
IMC187142	RQ 34	ID	SHOSHONE	0470N	0060E	6	417584
IMC187142	RQ 34	ID	SHOSHONE	0470N	0050E	1	417584
IMC187143	RQ 35	ID	SHOSHONE	0470N	0050E	12	417585
IMC187143	RQ 35	ID	SHOSHONE	0470N	0060E	7	417585

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Document      Page 22 of 43

Serial#	Claim Name	State	County	TWP	RNG	SEC	Inst.#
IMC187144	RQ 36	ID	SHOSHONE	0470N	0050E	1	417586
IMC187145	RQ 37	ID	SHOSHONE	0470N	0050E	1	417587
IMC187146	RQ 38	ID	SHOSHONE	0470N	0050E	1	417588
IMC187147	RQ 39	ID	SHOSHONE	0470N	0050E	11	417589
IMC187148	WA 1	ID	SHOSHONE	0470N	0050E	3	417527
IMC187149	WA 2	ID	SHOSHONE	0470N	0050E	3	417528
IMC187150	WA 3	ID	SHOSHONE	0470N	0050E	3	417529
IMC187151	WA 4	ID	SHOSHONE	0470N	0050E	3	417530
IMC187152	WA 5	ID	SHOSHONE	0470N	0050E	3	417531
IMC187153	WA 6	ID	SHOSHONE	0470N	0050E	3	417532
IMC187154	WA 7	ID	SHOSHONE	0470N	0050E	3	417533
IMC187155	WA 8	ID	SHOSHONE	0470N	0050E	3	417534
IMC187156	WA 9	ID	SHOSHONE	0470N	0050E	3	417535
IMC187157	WA 10	ID	SHOSHONE	0470N	0050E	3	417536
IMC187158	WA 11	ID	SHOSHONE	0470N	0050E	3	417537
IMC187159	WA 12	ID	SHOSHONE	0470N	0050E	3	417538
IMC187160	WA 13	ID	SHOSHONE	0470N	0050E	3	417539
IMC187161	WA 14	ID	SHOSHONE	0470N	0050E	3	417540
IMC187162	WA 15	ID	SHOSHONE	0470N	0050E	3	417541
IMC187163	WA 16	ID	SHOSHONE	0470N	0050E	3	417542
IMC187164	WA 17	ID	SHOSHONE	0470N	0050E	3	417543
IMC187165	WA 18	ID	SHOSHONE	0470N	0050E	3	417544
IMC187166	WA 19	ID	SHOSHONE	0470N	0050E	2	417545
IMC187167	WA 20	ID	SHOSHONE	0470N	0050E	2	417546
IMC187168	WA 21	ID	SHOSHONE	0470N	0050E	2	417547
IMC187169	WA 22	ID	SHOSHONE	0470N	0050E	2	417548
IMC187170	WA 23	ID	SHOSHONE	0470N	0050E	2	417549
IMC187171	WA 24	ID	SHOSHONE	0470N	0050E	2	417550
IMC187172	A 1	ID	SHOSHONE	0470N	0050E	3	417502
IMC187173	A 3	ID	SHOSHONE	0470N	0050E	2	417503
IMC187174	A 4	ID	SHOSHONE	0470N	0050E	2	417504
IMC187175	A 6	ID	SHOSHONE	0470N	0050E	2	417505
IMC187176	A 7	ID	SHOSHONE	0470N	0050E	2	417506
IMC187177	A 8	ID	SHOSHONE	0470N	0050E	2	417507
IMC187178	A 9	ID	SHOSHONE	0470N	0050E	2	417508
IMC187179	A 10	ID	SHOSHONE	0470N	0050E	2	417509
IMC187180	A 11	ID	SHOSHONE	0470N	0050E	2	417510
IMC187181	A 12	ID	SHOSHONE	0470N	0050E	2	417511
IMC187182	A 13	ID	SHOSHONE	0470N	0050E	2	417512
IMC187183	A 14	ID	SHOSHONE	0470N	0050E	2	417513
IMC187184	A 15	ID	SHOSHONE	0470N	0050E	2	417514
IMC187185	A 16	ID	SHOSHONE	0470N	0050E	2	417515
IMC187186	A 17	ID	SHOSHONE	0470N	0050E	2	417516
IMC187187	A 18	ID	SHOSHONE	0470N	0050E	2	417517
IMC187188	A 19	ID	SHOSHONE	0470N	0050E	2	417518
IMC187189	A 20	ID	SHOSHONE	0470N	0050E	2	417519
IMC187190	A 21	ID	SHOSHONE	0470N	0050E	11	417520
IMC187191	A 22	ID	SHOSHONE	0470N	0050E	2	417521
IMC187192	A 23	ID	SHOSHONE	0470N	0050E	2	417522

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Document      Page 23 of 43

Serial#	Claim Name	State	County	TWP	RNG	SEC	Inst.#
IMC187193	A 24	ID	SHOSHONE	0470N	0050E	2	417523
IMC187194	A 25	ID	SHOSHONE	0470N	0050E	11	417524
IMC187195	A 28	ID	SHOSHONE	0470N	0050E	2	417525
IMC187196	A 29	ID	SHOSHONE	0470N	0050E	2	417526
IMC187197	AE 1	ID	SHOSHONE	0470N	0060E	6	417489
IMC187198	AE 2	ID	SHOSHONE	0470N	0060E	6	417490
IMC187199	AE 3	ID	SHOSHONE	0470N	0060E	6	417491
IMC187200	AE 4	ID	SHOSHONE	0470N	0060E	6	417492
IMC187201	AE 5	ID	SHOSHONE	0470N	0060E	7	417493
IMC187202	AE 6	ID	SHOSHONE	0470N	0060E	6	417494
IMC187203	AE 7	ID	SHOSHONE	0470N	0060E	6	417495
IMC187204	AE 8	ID	SHOSHONE	0470N	0060E	6	417496
IMC187206	AE 9	ID	SHOSHONE	0470N	0060E	6	417497
IMC187206	AE 10	ID	SHOSHONE	0470N	0060E	6	417498
IMC187207	AE 11	ID	SHOSHONE	0470N	0060E	6	417499
IMC187208	AE 12	ID	SHOSHONE	0470N	0060E	6	417500
IMC187209	AE 13	ID	SHOSHONE	0470N	0060E	6	417501
IMC187325	GH 31	ID	SHOSHONE	0470N	0050E	3	417411
IMC187326	GH 32	ID	SHOSHONE	0470N	0050E	3	417412
IMC187327	GH 33	ID	SHOSHONE	0470N	0050E	3	417413
IMC187328	GH 34	ID	SHOSHONE	0470N	0050E	3	417414
IMC187329	GH 35	ID	SHOSHONE	0470N	0050E	3	417415
IMC187330	GH 36	ID	SHOSHONE	0470N	0050E	9	417416
IMC187331	GH 37	ID	SHOSHONE	0470N	0050E	9	417417
IMC187332	GH 38	ID	SHOSHONE	0470N	0050E	3	417418
IMC187333	GH 39	ID	SHOSHONE	0470N	0050E	10	417419
IMC187334	GH 40	ID	SHOSHONE	0470N	0050E	10	417420
IMC187335	RC 1	ID	SHOSHONE	0470N	0050E	6	417442
IMC187336	RC 2	ID	SHOSHONE	0470N	0050E	6	417443
IMC187337	RC 3	ID	SHOSHONE	0470N	0050E	7	417444
IMC187338	RC 4	ID	SHOSHONE	0470N	0050E	7	417445
IMC187339	RC 5	ID	SHOSHONE	0470N	0050E	7	417446
IMC187340	RC 6	ID	SHOSHONE	0470N	0050E	5	417447
IMC187341	RC 7	ID	SHOSHONE	0470N	0050E	5	417448
IMC187342	RC 8	ID	SHOSHONE	0470N	0050E	7	417449
IMC187343	RC 9	ID	SHOSHONE	0470N	0050E	7	417450
IMC187344	RC 10	ID	SHOSHONE	0470N	0050E	7	417451
IMC187345	RC 11	ID	SHOSHONE	0470N	0050E	7	417452
IMC187346	RC 13	ID	SHOSHONE	0470N	0050E	8	417454
IMC187347	RC 14	ID	SHOSHONE	0470N	0050E	8	417455
IMC187348	RC 15	ID	SHOSHONE	0470N	0050E	8	417456
IMC187349	RC 16	ID	SHOSHONE	0470N	0050E	8	417457
IMC187350	RC 17	ID	SHOSHONE	0470N	0050E	8	417458
IMC187351	RC 19	ID	SHOSHONE	0470N	0050E	5	417460
IMC187352	RC 20	ID	SHOSHONE	0470N	0050E	5	417461
IMC187353	RC 21	ID	SHOSHONE	0470N	0050E	8	417462
IMC187354	RC 22	ID	SHOSHONE	0470N	0050E	8	417463
IMC187355	RC 23	ID	SHOSHONE	0470N	0050E	8	417464
IMC187356	RC 24	ID	SHOSHONE	0470N	0050E	8	417465

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Document      Page 24 of 43

Serial#	Claim Name	State	County	TWP	RNG	SEC	Inst.#
IMC187357	RC 26	ID	SHOSHONE	0470N	0050E	8	417466
IMC187358	RC 26	ID	SHOSHONE	0470N	0050E	5	417467
IMC187359	RC 27	ID	SHOSHONE	0470N	0050E	5	417468
IMC187360	RC 28	ID	SHOSHONE	0470N	0050E	5	417469
IMC187361	RC 29	ID	SHOSHONE	0470N	0050E	8	417470
IMC187362	RC 30	ID	SHOSHONE	0470N	0050E	8	417471
IMC187363	RC 31	ID	SHOSHONE	0470N	0050E	8	417472
IMC187364	RC 32	ID	SHOSHONE	0470N	0050E	8	417473
IMC187365	RC 33	ID	SHOSHONE	0470N	0050E	8	417474
IMC187603	P 1	ID	SHOSHONE	0470N	0050E	6	419890
IMC187603	P 1	ID	SHOSHONE	0480N	0050E	31	419890
IMC187604	P 2	ID	SHOSHONE	0480N	0050E	31	419891
IMC187604	P 2	ID	SHOSHONE	0470N	0050E	6	419891
IMC187605	P 3	ID	SHOSHONE	0470N	0050E	5	419892
IMC187605	P 3	ID	SHOSHONE	0480N	0050E	31	419892
IMC187606	P 4	ID	SHOSHONE	0470N	0050E	5	419893
IMC187606	P 4	ID	SHOSHONE	0480N	0050E	31	419893
IMC187607	P 5	ID	SHOSHONE	0480N	0050E	31	419894
IMC187607	P 5	ID	SHOSHONE	0470N	0050E	5	419894
IMC187608	P 6	ID	SHOSHONE	0470N	0050E	6	419895
IMC187609	P 7	ID	SHOSHONE	0470N	0050E	6	419896
IMC187610	P 8	ID	SHOSHONE	0470N	0050E	5	419887
IMC187611	P 9	ID	SHOSHONE	0470N	0050E	5	419898
IMC187612	P 10	ID	SHOSHONE	0470N	0050E	5	419899
IMC187613	P 11	ID	SHOSHONE	0470N	0050E	6	419901
IMC187614	P 12	ID	SHOSHONE	0470N	0050E	6	419901
IMC187615	P 13	ID	SHOSHONE	0470N	0050E	5	419902
IMC187616	P 14	ID	SHOSHONE	0470N	0050E	5	419903
IMC187617	P 15	ID	SHOSHONE	0470N	0050E	5	419904
IMC187618	P 16	ID	SHOSHONE	0470N	0050E	6	419905
IMC187619	P 17	ID	SHOSHONE	0470N	0050E	6	419906
IMC187620	P 18	ID	SHOSHONE	0470N	0050E	5	419907
IMC187621	P 19	ID	SHOSHONE	0470N	0050E	5	419908
IMC187622	P 20	ID	SHOSHONE	0470N	0050E	5	419909
IMC187623	P 21	ID	SHOSHONE	0470N	0050E	5	419910
IMC187624	P 22	ID	SHOSHONE	0470N	0050E	5	419911
IMC187625	P 23	ID	SHOSHONE	0470N	0050E	5	419912
IMC187626	P 24	ID	SHOSHONE	0470N	0050E	5	419913
IMC187627	P 25	ID	SHOSHONE	0470N	0050E	5	419914
IMC187628	P 26	ID	SHOSHONE	0470N	0050E	5	419915
IMC187629	GH 1	ID	SHOSHONE	0470N	0050E	4	419916
IMC187630	GH 2	ID	SHOSHONE	0470N	0050E	4	419917
IMC187631	GH 3	ID	SHOSHONE	0470N	0050E	4	419918
IMC187632	GH 4	ID	SHOSHONE	0470N	0050E	4	419919
IMC187633	GH 5	ID	SHOSHONE	0470N	0050E	4	419920
IMC187634	GH 6	ID	SHOSHONE	0470N	0050E	4	419921
IMC187635	GH 7	ID	SHOSHONE	0470N	0050E	8	419922
IMC187636	GH 8	ID	SHOSHONE	0470N	0050E	8	419923
IMC187637	GH 9	ID	SHOSHONE	0470N	0050E	8	419924

Wednesday, March 18, 2009	Page 13 of 18

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Document      Page 25 of 43

Serial#	Claim Name	State	County	TWP	RNG	SEC	Inst.#
IMC187638	GH 10	ID	SHOSHONE	0470N	0050E	8	419925
IMC187639	GH 11	ID	SHOSHONE	0470N	0050E	8	419926
IMC187640	GH 12	ID	SHOSHONE	0470N	0050E	4	419927
IMC187641	GH 13	ID	SHOSHONE	0470N	0050E	4	419928
IMC187642	GH 14	ID	SHOSHONE	0470N	0050E	4	419929
IMC187643	GH 15	ID	SHOSHONE	0470N	0050E	4	419930
IMC187644	GH 16	ID	SHOSHONE	0470N	0050E	4	419931
IMC187645	GH 17	ID	SHOSHONE	0470N	0050E	4	419932
IMC187646	GH 18	ID	SHOSHONE	0470N	0050E	9	419933
IMC187647	GH 19	ID	SHOSHONE	0470N	0050E	9	419934
IMC187648	GH 20	ID	SHOSHONE	0470N	0050E	9	419935
IMC187649	GH 21	ID	SHOSHONE	0470N	0050E	9	419936
IMC187650	GH 22	ID	SHOSHONE	0470N	0050E	9	419937
IMC187651	GH 23	ID	SHOSHONE	0470N	0050E	4	419938
IMC187652	GH 24	ID	SHOSHONE	0470N	0050E	4	419939
IMC187653	GH 25	ID	SHOSHONE	0470N	0050E	4	419941
IMC187654	GH 26	ID	SHOSHONE	0470N	0050E	4	419940
IMC187655	GH 27	ID	SHOSHONE	0470N	0050E	4	419942
IMC187656	GH 28	ID	SHOSHONE	0470N	0050E	4	419943
IMC187667	GH 29	ID	SHOSHONE	0470N	0050E	9	419944
IMC187658	GH 30	ID	SHOSHONE	0470N	0050E	9	419945
IMC187667	R 9	ID	SHOSHONE	0480N	0050E	31	419954
IMC187668	R 12	ID	SHOSHONE	0470N	0050E	5	419955
IMC187669	R 18	ID	SHOSHONE	0470N	0050E	5	419956
IMC188518	BL 4	ID	SHOSHONE	0480N	0060E	33	424803
IMC188519	BL 5	ID	SHOSHONE	0480N	0060E	33	424804
IMC188520	BL 6	ID	SHOSHONE	0480N	0060E	33	424805
IMC188521	BL 7	ID	SHOSHONE	0480N	0060E	33	424806
IMC188522	BL 8	ID	SHOSHONE	0480N	0060E	33	424807
IMC188523	BL 9	ID	SHOSHONE	0480N	0060E	33	424808
IMC188524	BL 10	ID	SHOSHONE	0480N	0060E	33	424809
IMC188525	MU 1	ID	SHOSHONE	0480N	0050E	34	424810
IMC188526	MU 2	ID	SHOSHONE	0480N	0050E	34	424811
IMC188527	MU 3	ID	SHOSHONE	0480N	0050E	34	424812
IMC188528	MU 4	ID	SHOSHONE	0480N	0050E	34	424813
IMC189116	RCM 1	ID	SHOSHONE	0470N	0050E	6	426663
IMC189116	RCM 1	ID	SHOSHONE	0480N	0050E	31	426663
IMC189117	RCM 2	ID	SHOSHONE	0470N	0050E	6	426664
IMC189117	RCM 2	ID	SHOSHONE	0480N	0050E	31	426664
IMC189118	RCM 3	ID	SHOSHONE	0470N	0050E	6	426665
IMC189119	RCM 4	ID	SHOSHONE	0470N	0050E	6	426666
IMC189120	RCM 5	ID	SHOSHONE	0470N	0050E	6	426667
IMC189121	RCM 6	ID	SHOSHONE	0470N	0050E	6	426668
IMC189122	RCM 7	ID	SHOSHONE	0470N	0050E	6	426669
IMC189123	RCM 8	ID	SHOSHONE	0470N	0050E	6	426670
IMC189124	RCM 9	ID	SHOSHONE	0470N	0050E	6	426671
IMC189125	RCM 10	ID	SHOSHONE	0470N	0050E	6	426672
IMC189126	RCM 11	ID	SHOSHONE	0470N	0050E	6	426673
IMC189127	RCM 12	ID	SHOSHONE	0470N	0050E	6	426674

Wednesday, March 18, 2009	Page 14 of 18

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Document      Page 26 of 43

Serial#	Claim Name	State	County	TWP	RNG	SEC	Inst.#
IMC189128	RCM 13	ID	SHOSHONE	0470N	0050E	6	426675
IMC189129	RCM 14	ID	SHOSHONE	0470N	0050E	6	426676
IMC189130	RCM 15	ID	SHOSHONE	0470N	0050E	6	426677
IMC189131	RCM 16	ID	SHOSHONE	0480N	0050E	32	426678
IMC189132	RCM 17	ID	SHOSHONE	0480N	0050E	32	426679
IMC189133	RCM 18	ID	SHOSHONE	0480N	0050E	32	426680
IMC189134	RCM 19	ID	SHOSHONE	0470N	0050E	5	426681
IMC189134	RCM 19	ID	SHOSHONE	0480N	0050E	32	426681
IMC189135	RCM 20	ID	SHOSHONE	0470N	0050E	5	426682
IMC189135	RCM 20	ID	SHOSHONE	0480N	0050E	32	426682
IMC189136	RCM 21	ID	SHOSHONE	0470N	0050E	4	426683
IMC189136	RCM 21	ID	SHOSHONE	0480N	0050E	32	426683
IMC189137	RCM 22	ID	SHOSHONE	0470N	0050E	5	426684
IMC189138	RCM 23	ID	SHOSHONE	0470N	0050E	4	426685
IMC189139	RCM 24	ID	SHOSHONE	0470N	0050E	5	426686
IMC189140	RCM 25	ID	SHOSHONE	0470N	0050E	5	426687
IMC189141	RCM 26	ID	SHOSHONE	0470N	0050E	5	426688
IMC189142	RCM 27	ID	SHOSHONE	0470N	0050E	5	426689

Claim Count: 262 @ $125 per claim = $32,750

Snowstorm
IMC187368	S 4951	ID	SHOSHONE	0480N	0050E	24	418415
IMC187369	S 4952	ID	SHOSHONE	0480N	0060E	19	418416
IMC187369	S 4952	ID	SHOSHONE	0480N	0050E	24	418416
IMC187370	S 4953	ID	SHOSHONE	0480N	0060E	19	418417
IMC187370	S 4953	ID	SHOSHONE	0480N	0050E	24	418417
IMC187371	S 4954	ID	SHOSHONE	0480N	0060E	30	418418
IMC187371	S 4954	ID	SHOSHONE	0480N	0050E	25	418418
IMC187372	S 4955	ID	SHOSHONE	0480N	0060E	30	418419
IMC187372	S 4955	ID	SHOSHONE	0480N	0050E	25	418419
IMC187373	S 4956	ID	SHOSHONE	0480N	0060E	30	418420
IMC187374	S 4957	ID	SHOSHONE	0480N	0060E	30	418421
IMC187375	S 4958	ID	SHOSHONE	0480N	0060E	30	418422
IMC187376	S 4959	ID	SHOSHONE	0480N	0060E	30	418423
IMC187385	SNOW 1	ID	SHOSHONE	0480N	0060E	29	418407
IMC187386	SNOW 2	ID	SHOSHONE	0480N	0060E	29	418408
IMC187387	SNOW 3	ID	SHOSHONE	0480N	0060E	29	418409
IMC187388	SNOW 4	ID	SHOSHONE	0480N	0060E	29	418410
IMC187389	SNOW 5	ID	SHOSHONE	0480N	0060E	29	418411
IMC187390	SNOW 6	ID	SHOSHONE	0480N	0060E	29	418412
IMC187391	SNOW 7	ID	SHOSHONE	0480N	0060E	20	416413
IMC187392	SNOW 8	ID	SHOSHONE	0480N	0060E	20	418414

Claim Count: 21 @ $125 per claim = $2,625

Wednesday, March 18, 2009	Page 15 of 18

Schedule 2.1(b)

Real Property Leases

1.	Mining Lease and Agreement dated June 6, 2003 by and between Sterling Mining Company and Sunshine Precious Metals, Inc., as amended by Amendment to Mining Lease and Agreement dated February 15, 2006

2.	Mining Lease and Agreement dated February 4, 2004 by and between Sterling Mining Company and Chester Mining Company

3.	Mining Lease and Agreement dated February 25, 2004 by and between Sterling Mining Company and Mineral Mountain Mining and Milling Company

4.	Agreement dated September 16, 2004 by and between Sterling Mining Company and Metropolitan Mines Corporation, Limited

5.	Mining Lease dated March 1, 2006 by and between Sterling Mining Company and Rock Creek Mining Company

Schedule 2.1(c)

Transferred Personal Property

Coeur d’Alene (“CDA”) Office Equipment

See attached Appendix “D”

Wallace Office Equipment

See attached Appendix “E”

Now located at CDA office

Sunshine Mine Office Equipment

See attached Appendix “F”

Now located at CDA office

Mine Analyzer, CDA office

Installed Equipment and Rolling Stock located at the Sunshine Mine Complex

See attached Appendix “G”

Tailings Impoundment Facility Equipment

See attached Appendix “H”

Caterpillar Model 904B Wheel Loader and attachments

Vein Runner-II

LT-350 (7)

Mine Rescue

Supply Inventory - Parts and supplies for operation of mine (repair and maintenance)

Case 09-20178-TLM    Doc 18-1    Filed 03/18/09    Entered 03/18/09  17:22:03    Desc

Schedules B    D    E    Page 5 of 28

APPENDIX “D”

CDA OFFICE EQUIPMENT

The following is a list of office equipment and furnishings for the office located in Coeur d’Alene, ID.

Item	Current Value
File cabinet	$87.60
NEC Phone System	$1,054.25
Office furniture	$1,706.70
Computer for controller	$294.55
Microsoft Computer & Software	$20,923.38
3 Compaq Laptops (Ray, Jim, Fred)	$1,037.30
Great Plains Enhancement	$870.00
Great Plains Implementation	$3,238.94
Great Plains Enhancements & Training	$5,153.97
HP dl360 Server	$1,434.03
Great Plains Implementation	$1,457.50
Great Plains Implementation	$1,744.38

Total Office Equipment	$39,002.57

Case 09-20178-TLM    Doc 18-1    Filed 03/18/09    Entered 03/18/09  17:22:03    Desc

Schedules B    D    E    Page 6 of 28

APPENDIX “E”

WALLACE OFFICE EQUIPMENT

The following is a list of office equipment and furnishings for the office located in Wallace, ID.

Item	Current Value
Exhibit Booth-Marketing	$1,184.16
Safe in Wallace Office for coins	$587.92
Customized Telephone	$542.48
Customized Telephone Wallace Voice Mail	$125.00
Color Computer printer	$515.05
Laptop Computer	$429.97
Computer for M. Hayes	$278.68
Computer for Nichole	$161.59

Total Office Equipment	$3,824.84

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Schedules B    D    E    Page 7 of 28

APPENDIX “F”

SUNSHINE MINE OFFICE EQUIPMENT

The following is a list of office equipment and furnishings for the office located At the Sunshine Mine.

Item	Current Value
Autocad	$871.41
Computer	$447.36
Computer	$378.35
Computer Plotter	$306.25
2 Computers and printer	$781.00
Sterling Sign	$767.53
Geologist computer software	$912.53
Computer for Accting manager	$508.94
Computer for Mine Manager	$293.20
New office equipment	$303.84
Toshiba Laptop computer	$503.29
Copy Machine (Purchased from KGM)	$232.60
Autocad	$3,076.63
Tererad Phone System	$3,078.03
PacificCad	$2,823.58
Server	$756.58
Laptop - Lisa	$564.12
Rotors, Modulators, Interface cards	$1,526.53
Laptop - Jeff	$928.53
New Server-Yankee Girl	$984.35
Sonicwall(firewall)	$1,383.70
MS Office	$6,756.28
Autocad 2nd License	$2,065.01
Adobe	$3,544.87
HP Color Lasejet Printer	$793.78
MSC digital Camera	$237.50
MSC Off	$413.29

TOTAL OFFICE EQUIPMENT	$35,239.05

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Schedules B    D    E    Page 8 of 28

APPENDIX “G”

INSTALLED EQUIPMENT AND ROLLING STOCK

The following is a detailed list of all installed equipment and rolling stock owned by Sterling Mining Company located at the Sunshine Mine complex.

Current Value

600 Rotary Compressor	$2,371.26
Gas Forklift w/ Paper head	$1,185.63
12B Muckers	$474.25
12B Muckers	$474.25
Tugger	$189.70
1/2 Ton Motors	$1,422.76
1/2 Ton Motors	$1,422.76
1/2 Ton Motors	$1,422.76
1/2 Ton Motors	$1,422.76
Air Operated Gates/Cons Bin	$1,422.76
Air Operated Gates/Cons Bin	$1,422.76
Air Operated Gates/Cons Bin	$1,422.76
Air Operated Gates/Cons Bin	$1,422.76
60 Ton Coolers	$474.25
61 Ton Coolers	$474.25
62 Ton Coolers	$474.25
63 Ton Coolers	$474.25
64 Ton Coolers	$474.25
New Pan Feeder	$3,556.89
M8 Pump	$71.14
Wire Feed Welders	$355.69
Wire Feed Welders	$355.69
Electric Forklift	$4,742.52
Generator Set / Battery Charger	$118.56
Welder	$237.13
Air Hoist	$237.13
Air Hoist	$237.13
Air Hoist	$237.13
Air Hoist	$237.13
Air Hoist	$237.13
Air Hoist	$237.13
Air Hoist	$237.13
Air Hoist	$237.13
1/2 Ton Motor	$1,422.76
Charger	$118.56
22 Muckers	$2,371.26
23 Muckers	$2,371.26
24 Muckers	$2,371.26
25 Muckers	$2,371.26
12B Mucker	$474.25

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LM 56 Mucker	$1,897.01
Sump Pumps	$711.38
20HP Sump Pumps	$948.50
20HP Sump Pumps	$948.50
10HP Sump Pumps	$355.69
10HP Sump Pumps	$355.69
30HP Slushers	$829.94
30HP Slushers	$829.94
30HP Slushers	$829.94
30HP Slushers	$829.94
30HP Slushers	$829.94
30HP Slushers	$829.94
Charger	$118.56
Charger	$118.56
Large Tugger	$355.69
30HP Pumps	$426.83
30HP Pumps	$426.83
30HP Pumps	$426.83
30HP Pumps	$426.83
30HP Pumps	$426.83
Small Air Pumps	$47.43
Small Air Pumps	$47.43
Small Air Pumps	$47.43
Small Air Pumps	$47.43
Small Air Pumps	$47.43
Small Air Pumps	$47.43
M15 Pumps	$94.85
M15 Pumps	$94.85
M15 Pumps	$94.85
M15 Pumps	$94.85
M15 Pumps	$94.85
M15 Pumps	$94.85
3HP Flygt Pump	$355.69
6 Ton Motors	$1,422.76
7 Ton Motors	$1,422.76
8 Ton Motors	$1,422.76
9 Ton Motors	$1,422.76
10 Ton Motors	$1,422.76
11 Ton Motors	$1,422.76
12 Ton Motors	$1,422.76
5 Ton Motors	$1,185.63
5 Ton Motors	$1,185.63
6 Ton Motors	$2,845.51
6 Ton Motors	$2,845.51
6 Ton Motors	$2,845.51
Rebuilt Controller	$1,659.88
Chargers	$237.13
Chargers	$237.13
Chargers	$237.13
HUL Tugger	$355.69
Chargers	$237.13

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Chargers	$237.13
Chargers	$237.13
Chargers	$237.13
Chargers	$237.13
1 Ton OH Hoist	$94.85
Kubota Tractor	$474.25
Lg Pipe Machine	$474.25
Small OH Hoist	$118.56
5 Ton OH Hoist and Trolley	$1,185.63
Hydraulic Press Welder	$237.13
15HP Joy Air Slusher w/Bucker	$948.50
30HP Slushers	$165.99
30HP Slushers	$165.99
30HP Slushers	$165.99
30HP Slushers	$165.99
30HP Slushers	$165.99
Shot Crete Machine	$355.69
Charger	$237.13
1 Ton OH Hoist	$94.85
Lathe	$592.82
Lathe	$592.82
Tools for Lathe	$474.25
Pressure Washer	$355.69
Jewel Shaft Timber	$0.00
300HP Borehole Fan	$500.00
200HP 37 Level Fan	$500.00
Hobart 400 Welder	$250.00
110 gal Fuel Trucks	$250.00
110 gal Fuel Trucks	$250.00
Timber Trucks	$250.00
Timber Trucks	$250.00
Timber Trucks	$250.00
Timber Trucks	$250.00
Timber Trucks	$250.00
Timber Trucks	$250.00
Timber Trucks	$250.00
Timber Trucks	$250.00
30KW Gen Set	$250.00
12ft. Pump Column and Shaft Pipe	$250.00
Mucker	$1,875.00
Megger - Hoist Gen - Set	$287.82
Atlas electric	$951.25
Pump	$2,840.00
Tools	$11,527.90
Mancha with new battery	$5,394.40
Pump (Hurley)	$50,603.20
2 Husqavarnas	$6,065.97
Pumps	$1,337.50
Fork Lifts	$8,466.75
Small Pumps	$958.82
Mancha with new battery	$4,275.00

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2 Jack Leg Drills	$1,947.75
Mine Dewatering Pumps	$25,891.80
Rail Haulage Equipment Sidedump cars	$1,875.00
Dewatering Pumps	$309.17
Transformer	$11,229.21
Shop Tools	$14,875.94
U/G Shop Tools	$921.88
3 Manchas	$12,375.00
U/G Shop tools for Diesel Shop	$1,819.40
U/G Shop tools for Diesel Shop	$1,055.19
2 Pumps	$3,656.25
Cap Lamp Batteries & Charger	$6,313.75
2 Loci Battery Chargers	$965.50
2 Club Cars	$7,190.78
3CNTA8 Pump	$27,619.11
4 Pumps	$1,562.50
Loci Controller	$3,610.00
Mancha Batteries & Charger	$5,524.00
Shop Tools	$4,395.30
2 Coffing Hoists	$2,940.84
Loci Battery Chargers	$3,476.50
SS Hoist Eaton Drive Control	$47,662.49
SS Hoist Drive Transformer	$10,149.75
Mancha Battery	$1,044.00
Mancha Battery	$655.00
Mancha Battery	$1,517.00
4 Mancha Batteries	$2,190.00
Loci Battery	$3,407.25
SS Hoist Switchgear	$14,802.75
SS Hoist Inverter & Motor	$26,446.75
2 Manskips Silver Summit	$15,125.00
UG Power Feed Cable	$24,032.59
2000/2666 KVA 13,200-2400 Volt Delta Transforme	$17,956.05
SS Hoist Control Panel	$27,552.72
SS Hoist Hydraulic Brake Control System	$36,214.98
5 200 Gallon Tanks	$2,210.59
3 UG Parts Washers	$1,124.99
2 3 Ton Coffing Air Hoists	$2,990.84
2 Rebuilt Jack Leg Drills	$1,086.50
Compressor Starter #9	$8,736.94
Starter from PIP SS Elect	$3,238.19
750 KVA Transformer	$5,473.86
Silver Summit Hoist	$190,933.80
Compressed Air Distrib System	$13,054.97
Chippy Hoist	$19,129.36
5 Toshiba Breakers	$4,335.00
3 Ton Coffing Air Hoist	$1,470.42
3 Ton Coffing Air Hoist	$1,470.42
Welder	$1,508.37
Welder	$1,508.37
2 Galigher Pumps	$3,750.00

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Schedules B    D    E    Page 12 of 28

Club Car	$3,599.75
3 Transformers	$5,880.00
Jewell Shaft	$44,958.46
Silver Summit Shaft and Underground	$142,437.65
2 Toshiba Breakers	$1,749.00
4 - 480V Jumbo GFI	$7,510.00
4 Pump Impellers	$3,500.00
Jewell DD Hoist Ropes	$16,473.00
Jewell Chippy Hoist Rope	$10,695.63
Silver Summit DD Hoist Rope	$15,956.85
Gould Pump & Strainer 1ORALC	$3,494.75
UG Substation Power Feed	$15,190.02
UG Phone System	$26,270.64
Leaky Feeder	$34,798.79
Sandfill System - Surface	$22,390.66
Sandfill Distribution System	$10,323.25
3 - Flygt 4GT Pumps - from Hecla	$3,750.00
Rock House	$26,738.46
Concentrate Handling	$26,341.26
Crushing Circuits	$1,778.72
Grinding Circuits	$73,390.52
Floatation/Filtration	$3,139.36
Atlas Copco Compressors	$35,950.75
GE 5KV 600 Amp Motor Starter on C11	$3,248.75
Atlas Copco Compressor	$35,950.75
3 Loky Charges	$3,507.00
Rebuild Greensburg Cruiser - 6T Battery Loco	$11,000.00
DPL 100 FPG Diesel Pump & Tank	$1,483.75
Total Machinery and Equipment	$1,316,425.12

Shop Tools	$10,387.34
Shop Tools	$3,796.89
Shop Tools	$3,569.88
Battery Packs & Charger - Mine Rescue	$2,318.50
Mine Rescue Equipment	$9,685.62
Pipe to Pumphouse	$6,600.00
Water Line Extension	$7,162.50
4 Surface Parts Washers	$1,499.99
Miter Band Saw	$1,132.41
50 Ton Iron Worker	$1,875.40
Table Saw	$1,593.94
Repair Shops	$14,489.80
Plant Heating System	$41,042.26
Grinnell Fire System	$2,990.35
30 Unit Charger	$3,127.50
30 Unit Charger	$1,817.63
20 Battery Packs w/Lamps	$2,600.00
21 Battery Packs w/Lamps	$2,600.00
5000 Lb Pallet Scale	$455.00
Radio System	$2,702.28
Total Surface Equipment	$121,447.27

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Schedules B    D    E    Page 13 of 28

2000 Chevy Suburban	$5,314.96
2000 GMC 2500 Crew Cab	$3,794.56
1998 Dodge Truck	$2,000.00
Flatbed for Dodge Pick-up	$300.00
1968 Boom Truck	$875.00
1999 Chevy Truck	$1,750.00
1996 Ford Explorer	$875.00
1997 Chev. Pick-up	$1,500.00
Flat Bed Trailer	$200.00
Flatbed for Truck	$400.00
2000 Ford F250 PU	$4,207.29
Northwind, 1981 caterpiller 966C	$5,375.00
Gehl Fork Lift	$9,540.00
Diesel Forklift with Paperhead	$3,971.03
Street Sweeper	$1,300.00
Water Truck	$1,187.50
1991 GMC Jimmy	$500.00
Total Vehicles	$43,064.70

Total	$1,480,937.09

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Schedules B    D    E    Page 14 of 28

APPENDIX “H”

TAILINGS IMPOUNDMENT FACILITY

EQUIPMENT AND IMPROVEMENTS

The following is a list of equipment and improvements for the Sunshine Mine tailings impoundment facility.

Item	Capitalized Amount
Tank	$4,475.00
Tank	$802.50
Flygt 30HP Submersible Pump	$1,911.81
Lightning Mixer (Pond)	$517.25
Water Treatment / Tails	$53,176.25
2 Atlas Pumps	$14,123.75
Pump Controls	$3,930.00
Freight	$981.00
2 Portable Water Treatment Units	$30,600.00
Total Equipment	$110,517.55

Schedule 2.1(h)

Securities Accounts and Marketable Securities

Accounts

D.A. Davidson and Co.: Account No. 72932162

Pennaluna & Company: Account No. LT5-114979

Sterling Mining Company DIP

Equity Holdings

1150-00

12/31/2009

		Shares		Value
In House
Chester	CHMN.PK	106,152	0.51	$54,137.52
Chester	CHMN.PK	8,000	0.51	$4,080.00
Metropolitan	MEMLA.PK	464,836	0.06	$27,890.16

Total In House				$86,107.68
Pennaluna
King Pine Creek	KPCM	33,000	0.01	$330.00
Manmin LTD	MCAJF	5,000	0.025	$125.00
Silver Surprize	SLSR	51,500	0.01	$515.00

Total Pennaluna				$970.00

DA Davidson
American Silver Mining	ASLM	1,100	0.25	$275.00
Kimberly Gold Mines	KMGM	10,000	0	$—
Mascot Silver Lead Mines	MSLM	350,000	0.02	$7,000.00
Merger Mines	MERG	4,500	0.08	$360.00
Mineral Mountain Mining	MMMM	10,000	0.135	$1,350.00

Total DA Davidson				$8,985.00

Total				$96,062.68

Balance as of 9/30/2009				$95,966.56

Net Change				$96.12

Schedule 2.1(j)

Contracts

1.	Agreement & Assignment by and between Sterling Mining Company and New Jersey Mining Company, dated April 20, 2006

2.	Agreement by and among U.S. Silver Corporation (as successor to Coeur d’Alene Mines Corporation), New Jersey Mining Company (as successor to Plainview Mining Company, Inc.) and Merger Mines Corporation, dated July 26, 1978

3.	Sterling Mining Lease by and between Sterling Mining Company and Silver Valley Resources Corporation, dated April 23, 1996

4.	Lease Agreement by and between Cedar Creek Properties Inc. and Sterling Mining Company, dated March 24, 2006

Schedule 6.6

Legal Descriptions of Leased Real Property

Legal Description of Sunshine Leasehold Property

PAGE 62

REPORT NO. = LC6451
REPORT DATE = 04/09/93
REPORT TIME = 13:11:23

MINING CLAIMS REPORT
BY OWNER NAME, SURVEY NO, SURVEY NAME, GROUP NAME

OWNER NAME	SURVEY NUMBER	SURVEY NAME	GROUP NAME	PARCEL NUMBER	CLAIM LOCATION	B/P/C		CLAIM ACRES	OWNED ACRES
STIMSON LUMBER COMPANY	2636	WENDT NO. 6	MC0234		3/9/10/15/21/22-48-2	332646	*	15.163	18.183
	2636	WENDT NO. 7	MC0234		3/9/10/15/21/22-48-2	332646	*	19.532	19.532
	2636	WENDT NO. 8	MC0234		3/9/10/15/21/22-48-2	332646	*	17.753	17.753
	2636	WENDT NO. 9	MC0234		3/9/10/15/21/22-48-2	332646	*	20.457	20.457
	2617	GIANT	MC0234		32-48-5	332646	*	19.112	16.152
	2032	FREE TRADE	MC0234		6/7-48-5	332646	*	11.732	11.732
	2032	MAIL	MC0234		8-48-5	332646	*	1.880	1.880
SUCCESS MINING COMPANY, LTD.	4752	GRANITE	MC0207		7-48-5	47/221		16.653	16.653
	4753	TRADE DOLLAR	MC0207		7-48-5	47/223		15.847	15.845
	1646A	GRANITE STATE	MC0207		12-48-4	A/252		7.556	7.556
	1646B	GRANITE STATE M.S.	MC0207		7-48-5	A/289		2.[illegible]	2.697
	2016	ALAMEDA	MC0207		7-48-5	A/475		19.405	19.405
	2016	CARDIFF	MC0207		7-48-5	A/475		17.776	17.772
	2016	SWANSEA	MC0207		7-48-5	A/475		20.656	24.556
	2226	CLIPPER	MC0207		12-48-4	36/20		47.184	54.839
	2226	LAST CHANCE	MC0207		12-48-4	36/20		1.[illegible]	1.[illegible]
	2226	SILENT FRIEND	MC0207		12-48-4	35/28		1.[illegible]	1.[illegible]
	2226	SUCCESS	MC0207		7-48-5	35/28		1.147	1.[illegible]
	3161	ALAMEDA NO. 2	MC0207		7-48-5	62/223		54.2[illegible]	54.[illegible]
	3161	ALAMEDA NO. 3	MC0207		7-48-5	62/222		1.[illegible]	1.[illegible]
	3161	LITTLE JULIA	MC0207		12-48-4 & 7-48-5	62/222		1.[illegible]	1.[illegible]
	3112	IRON CAP	MC0209		7/12-48-5	62/307		27.123	51.123
SUNSHINE PRECIOUS METALS, INC	1976	COEUR D'ALENE NELLIE	MC0055		13/14/23-48-3	333844	*	28.[illegible]	28.6[illegible]
	1986	EMMA NEVADA	MC0055		13/14-48-3	333844	*	1.[illegible]	1.[illegible]
	3178	GRIZZLY BEAR	MC0055		23-48-3	333844	*	161.[illegible]	164.[illegible]
	3178	JUMBO NO. 1	MC0055		23-48-3	333844	*	1.[illegible]	1.[illegible]
	3178	JUMBO NO. 2	MC0055		23/24-48-3	333844	*	1.[illegible]	1.[illegible]
	3178	JUMBO NO. 3	MC0055		23-48-3	333844	*	1.0[illegible]	1.[illegible]
	3178	JUMBO NO. 4	MC0055		23/24-48-3	333844	*	1.0[illegible]	1.[illegible]
	3178	JUMBO NO. 5	MC0055		23-48-3	333844	*	1.[illegible]	1.[illegible]
	3178	JUMBO NO. 6	MC0055		23-48-3	333844	*	1.000	1.[illegible]
	3178	KEY WEST	MC0055		23-48-3	333844	*	1.0[illegible]	1.[illegible]
	3178	PROTECTION FR	MC0055		23-48-3	333844	*	1.0[illegible]	1.[illegible]
	3178	TORPEDO	MC0055		23-48-3	333844	*	1.0[illegible]	1.[illegible]
	3220	GO BETWEEN	MC0055		13-48-3	333844	*	90.327	90.327
	3220	HOMESTAKE	MC0055		13-48-3	333844	*	1.[illegible]	1.0[illegible]
	3220	MAXWELL FR.	MC0055		13/14-48-3	333844	*	1.[illegible]	1.0[illegible]
	3220	MAXWELL NO. 1	MC0055		13/14-48-3	333844	*	1.[illegible]	1.[illegible]
	3220	MAXWELL NO. 2	MC0055		13/14-48-3	333844	*	1.[illegible]	1.[illegible]
	3220	MAXWELL NO. 3	MC0055		13/14-48-3	333844	*	1.[illegible]	1.[illegible]
	3220	NORTH	MC0055		14-48-3	333844	*	1.0[illegible]	1.[illegible]
	3221	BLUE JAY NO 1	MC0055		24-48-3	333844	*	24.736	24.736
	3221	BLUE JAY NO. 2	MC0055		24-48-3	333844	*	1.000	1.[illegible]
	3241	AETNA	MC0055			333844	*	166.254	165.254
	3241	ECKHARDT NO. 5	MC0055			333844	*	1.0[illegible]	1.0[illegible]
	3241	LITTLE DICK	MC0055			333844	*	1.0[illegible]	1.[illegible]
	3241	LUCKY BOY	MC0055			333844	*	1.0[illegible]	1.[illegible]
	3241	LUCKY STONE	MC0055			333844	*	1.[illegible]	1.[illegible]
	3241	LUCKY STONE NO. 2	MC0055			333844	*	1.[illegible]	1.[illegible]
	3241	LUCKY STONE NO. 3	MC0055			333844	*	1.[illegible]	1.[illegible]
	3241	LUCKY STONE NO. 4	MC0055			333844	*	1.0[illegible]	1.[illegible]
	3241	MANITOBA	MC0055			333844	*	1.[illegible]	1.[illegible]

447230

PATENTED
EXHIBIT "A-1"

447230

PAGE 43

REPORT NO. - LCS451
REPORT DATE - 04/09/93
REPORT TIME - 13:11:23

MINING CLAIMS REPORT
BY OWNER NAME, SURVEY NO, SURVEY NAME, GROUP NAME

OWNER NAME	SURVEY NUMBER	SURVEY NAME	GROUP NAME	PARCEL NUMBER	CLAIM LOCATION	[illegible]	CLAIM ACRES	OWNED ACRES
SUNSHINE PRECIOUS METALS, INC	3261	MORNING GLORY FR.	MC0155			[illegible]	[illegible]	[illegible]
	3261	MORNING GLORY NO. 2	MC0155			[illegible]	[illegible]	[illegible]
	3261	REID	MC0155			[illegible]	[illegible]	[illegible]
	3261	WALTERS	MC0155			[illegible]	[illegible]	[illegible]
	3261	YOUTHOUGHT	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3261	PLAINVIEW FR.	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3261	PLAINVIEW NO. 1	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3261	PLAINVIEW NO. 2	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3261	SILVER HILL	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3261	TOUGHNUT	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	[illegible]	SNOWSHOE NO. 1	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	[illegible]	WALLACE NO. 1	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	ANNA	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	ANNA NO. 2	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	AUGUST	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	NELL	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	[illegible]	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	DES MOINES	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	[illegible]	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	GERMANIA	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	IOWA	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	JUNE	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	LAST CHANCE	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	LOTTIE?	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	MAMIE?	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	MAY	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	ONE OR NO GO	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3292A	U.S.	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3364	BERNARDY NO. 1	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3364	BERNARDY NO. 10	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3364	BERNARDY NO. 11	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3364	BERNARDY NO. 12	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3364	BERNARDY NO. 13	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3364	BERNARDY NO. 2	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3364	BERNARDY NO. 3	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3364	BERNARDY NO. 4	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3364	BERNARDY NO. 5	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3364	BERNARDY NO. 6	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3364	BERNARDY NO. 7	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3364	BERNARDY NO. 9	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3417	BLUE BELL	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3417	HIDDEN TREASURE	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3417	SILVER DOLLAR	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
	3417	TRAIL	MC0155		[illegible]	[illegible]	[illegible]	[illegible]
SUNSHINE PRECIOUS METALS, INC.	3760	POLARIS	MC0213		15-48-3	377787	[illegible]	[illegible]
	3761	SOUTHERN CROSS	MC0213		15-48-3	377787	[illegible]	[illegible]
	3762	OMEGA	MC0213		15-48-3	377787	[illegible]	[illegible]
	2247A	CLEVELAND	MC0213		15-48-3	378123	[illegible]	[illegible]
	2247A	NORCROSS	MC0213		15/22-48-3	378123	[illegible]	[illegible]
	2247A	SHERMAN	MC0213		22-48-3	378123	[illegible]	6.972
	2247A	YANKEE LEAD	MC0213		15-48-3	378123	15.512	15.812
	2247B	YANKEE M.S.	MC0213		22-48-3	378123	4.743	4.743
	2467	BAY HORSE	MC0213		15/22-48-3	378123	134.777	134.777

PATENTED
EXHIBIT "A-2"

PAGE 44

447230

REPORT NO. - LC6451
REPORT DATE - 04/49/03
REPORT TIME - 13:11:23

MINING CLAIMS REPORT
BY OWNER NAME, SURVEY NO, SURVEY NAME, GROUP NAME

OWNER NAME	SURVEY NUMBER	SURVEY NAME	GROUP NAME	PARCEL NUMBER	CLAIM LOCATION	B/E/J		CLAIM ACRES	OWNED ACRES
SUNSHINE PRECIOUS METALS, INC.	2807	CORONA NO. 1	MC0212		21-48-3	370123	*	1.069	[illegible]
	2807	CORONA NO. 2	MC0212		21-48-3	370123	*	1.050	[illegible]
	2807	CORONA NO. 3	MC0212		21-48-3	370123	*	1.055	[illegible]
	2807	EXCELLSIOR	MC0212		21-48-3	370123	*	1.099	[illegible]
	2807	ELM	MC0212		11/21-48-3	370123	*	1.056	[illegible]
	2807	GROUSE	MC0212		21-48-3	370123	*	1.059	[illegible]
	2807	HAPPY DAY	MC0212		11-48-3	370123	*	1.050	[illegible]
	2807	HAPPY JACK	MC0212		14-48-3	370123	*	1.050	[illegible]
	2807	ROCKFORD	MC0212		26-48-3	370123	*	1.050	[illegible]
	3149	AMERICAN	MC0213		15-48-3	370123	*	18.470	15.477
	3149	IRON KING	MC0213		21/22-48-3	370123	*	17.144	17.144
	3149	MAJESTIC	MC0213		22-48-3	370123	*	20.124	20.124
	3149	MCKENZIE	MC0213		22-48-3	370123	*	20.331	21.331
	3153	MCKENZIE FR.	MC0213		22-48-3	370123	*	14.993	14.993
	3163	RAMBO	MC0213		15/22-48-3	370123	*	21.443	21.443
	3163	RAMBO FR.	MC0213		15/22-48-3	370123	*	6.825	6.425
	3163	SUNSHINE	MC0213		21/22-48-3	370123	*	17.144	17.144
	3163	THIN	MC0213		22-48-3	370123	*	15.550	15.553
	3163	YAKIMA	MC0213		22-48-3	370123	*	23.331	23.331
	3174	WEST CKR	MC0213		14/23-48-3	370123	*	15.209	15.209
	3221	GOETHE	MC0213			370844	*	1.312	1.312
	3272	GRETCHEN	MC0213		22/23-48-3	370123	*	26.487	58.035
	3272	HANS	MC0213		22-48-3	370123	*	1.000	1.000
	3272	PLOVER	MC0213		22-48-3	370123	*	1.000	1.000
	3272	ROTHARY	MC0213		15/22-48-3	370123	*	1.000	1.000
	3272	SCHILLER	MC0213		22-48-3	370123	*	1.000	1.000
	3272	ZUERG	MC0212		15/22-48-3	370123	*	1.000	1.000
	3273	BALDUR	MC0212		16-48-3	370123	*	11.943	11.943
	3273	BALDUR FR.	MC0212		16-48-3	370123	*	6.535	5.535
	3273	BONANZA FR.	MC0212		21-48-3	370123	*	20.657	20.657
	3273	CONTACT MOUNTAIN	MC0212		16/21-48-3	370123	*	20.633	20.633
	3273	CAIL FR.	MC0212		16-48-3	370123	*	3.667	3.667
	3273	CULLICKSON FR.	MC0212		21-48-3	370123	*	1.870	1.870
	3273	HATTIE ANNE	MC0212		21-48-3	370123	*	1.830	1.839
	3273	HILDA	MC0212		21/22-48-3	370123	*	17.323	17.323
	3273	MARY E.	MC0212		21-48-3	370123	*	15.100	15.100
	3273	OSLO	MC0212		22/21-48-3	370123	*	17.537	17.537
	3273	RED UMBRELLA	MC0212		21-48-3	370123	*	23.445	20.445
	3273	RED UMBRELLA FR.	MC0212		21-48-3	370123	*	5.198	5.198
	3273	REX	MC0212		21-48-3	370123	*	28.645	20.645
	3273	REX FR.	MC0212		21-48-3	370123	*	5.325	5.325
	3273	ROBERT FR.	MC0212		21-48-3	370123	*	5.739	5.739
	3273	ROBERTS	MC0212		21-48-3	370123	*	21.552	21.652
	3273	ROBERTS NO. 3	MC0212		21-48-3	370123	*	11.816	11.816
	3273	S.C. 1 NO. 10	MC0212		11/17/20/21-48-3	370123	*	10.445	11.445
	3273	S.C. 2 NO. 5	MC0212		11/17/20/21-48-3	370123	*	15.077	15.077
	3273	S.C. 3 NO. 5 FR.	MC0212		16/17-48-3	370123	*	4.134	4.134
	3273	S.C. 1 NO. 6	MC0212		16/17/22-48-3	370123	*	11.779	17.777
	3273	STEVIE CORCORAN	MC0212		17/21-48-3	370123	*	25.239	27.233
	3273	VENUS	MC0212		17/20/21-48-3	370123	*	20.445	20.445
	3291	CRESCENT #5	MC0212		17/20/21-48-3	370123	*	49.646	47.646
	3291	START NO. 5	MC0212		17/20/21-48-3	370123	*	1.100	1.000
	3291	C-5	MC0213		14-48-3	370123	*	1.100	1.000
	3252A	ANNA						1.100	1.000

PATENTED
EXHIBIT "A-3"

447230

PAGE 65

REPORT NO. - LE5451
REPORT DATE - 14/09/83
REPORT TIME - 13:11:23

MINING CLAIMS REPORT
BY OWNER NAME, SURVEY NO, SURVEY NAME, GROUP NAME

OWNER NAME	SURVEY NUMBER	SURVEY NAME	GROUP NAME	PARCEL NUMBER	CLAIM LOCATION	R/P71	CLAIM ACRES	OWNED ACRES
SUNSHINE PRECIOUS METALS, INC.	3292A	AUGUST	MC02213		14-48-3	398123	1.[illegible]	1.[illegible]
	3292A	BELL	MC02213		14-48-3	398123	1.010	1.[illegible]
	3292A	BUFFALO	MC02213		14-48-3	398123	1.011	1.[illegible]
	3292A	DES MOINES	MC02213		14-48-3	398123	1.[illegible]	1.[illegible]
	3292A	FRICCA	MC02213		14/15-48-3	398123	1.[illegible]	1.[illegible]
	3292A	GOOD HOPE	MC02213		14-48-3	399844	1.070	1.[illegible]
	3292A	M & K	MC02213		11/14-48-3	398123	1.060	1.[illegible]
	3292A	JUNE	MC02213		14-48-3	398123	1.060	1.[illegible]
	3292A	LAST CHANCE	MC02213		14-48-3	398123	1.080	1.[illegible]
	3292A	LOTTEN	MC02213		14-48-3	398123	1.000	1.[illegible]
	3292A	MAKKIE	MC02213		14-48-3	398123	1.000	1.[illegible]
	3292A	MAPLE	MC02213		14-48-3	398123	1.060	1.[illegible]
	3292A	MAY	MC02213		13/14-48-3	398123	127.378	127.[illegible]
	3292A	NEW YORK	MC02213		13/14-48-3	398123	1.[illegible]	1.[illegible]
	3292A	ORE GRAND	MC02213		14-48-3	398123	1.[illegible]	1.[illegible]
	3292A	ORE-OR-NO-GO	MC02213		13/14-48-3	398123	1.[illegible]	1.[illegible]
	3292A	ORVIL	MC02213		14-48-3	399844	1.[illegible]	1.[illegible]
	3292A	SVEN	MC02213		14-48-3	398123	1.[illegible]	1.[illegible]
	3292A	U.S.	MC02213		14-48-3	398123	[illegible]	1.[illegible]
	3292B	UNITED LEAD	MC02213		15/14-48-3	398123	14.576	14.576
	3311	CHIEF	MC00196		15-48-3	398123	1.[illegible]	1.[illegible]
	3311	HELEN FR.	MC00196		15-48-3	398123	1.[illegible]	1.[illegible]
	3316	JOSEPHINE FR.	MC00196		15-48-3	398123	18.338	18.338
	3316	MERIT NO. 2 FR.	MC02213		15-48-3	398123	147.155	147.155
	3315	FAIRDAY	MC00196		15-48-3	398123	1.030	1.[illegible]
	3316	FRANCES	MC00196		15-48-3	398123	1.[illegible]	1.[illegible]
	3316	HELEN	MC00196		15-48-3	398123	1.[illegible]	1.[illegible]
	3316	JOSEPHINE	MC00196		15-48-3	398123	1.000	1.[illegible]
	3316	LUCKY DAY	MC00196		15/16-48-3	398123	1.370	1.[illegible]
	3316	PORTLAND	MC00196		15-48-3	398123	1.[illegible]	1.[illegible]
	3316	PRUDENTIAL	MC00196		15-48-3	398123	1.[illegible]	1.[illegible]
	3316	RADIO	MC00196		15-48-3	398123	1.[illegible]	1.[illegible]
	3316	SILVER STATE	MC00196		15-48-3	398123	1.000	1.[illegible]
	3316	SILVERINE FR.	MC00196		15-48-3	398123	15.723	15.723
	3316	SPOKANE	MC02213		14/15-48-3	398123	20.254	1.936
	3335	CRANE	MC00104		22/22-48-3	391907	1.104	1.360
	3464	NEW HOPE	MC00104		[illegible]	351125	[illegible]	[illegible]
	3464	PURIM						
SWEENEY, CHARLES & ROBERT	2462	GLOBE	MC00117		47/48-48-6	54288	10.501	[illegible]
TALLENT, RALPH J. & IRENE	1424	EXPANSION	MC02215		5-49-4	359822	[illegible]	1.[illegible]
	1425	HOODOO	MC02215		5-49-4	359822	52.[illegible]	47.[illegible]
	1426	MIKADO	MC02215		5-49-4	360222	1.[illegible]	1.[illegible]
TAYLOR, JAMES, ETAL	3232	DEW DROP	MC00215		5-47-5	373128	15.947	15.[illegible]
THOMAS, BEULAH KEISTER	4534	JOE DANDY	MC00[illegible]		7-47-5	284[illegible]	8.[illegible]	8.[illegible]
THOMPSON, C. & J. & HEMPHILL	0845	BOULDER DEO	MC02213		9-43-4	353937	47.320	47.320
THOMPSON, GERALD L.	6845	BOULDER DEO	MC0[illegible]		3-43-4	373313	57.328	3.[illegible]
THOMPSON, ROBERT C. & KAY L.	0432	SMALL HOPE	MC0[illegible]20		01-43-4	353274	12.448	6.330

PATENTED
EXHIBIT "A-4"

DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT
MINING CLAIMS
Customer Information - WITH Legal Description
ACTIVE CLAIMS

447230

Page 1 of 5

Run Date: 04/28/2003 08:39 AM

Admin State: ID
Geo State: ID

INT-REL: CO-OWNER

CUSTOMER ID: 1485667

SUNSHINE MINING CO
PO BOX 1080
KELLOGG, ID 83837

Serial No	Claim Name/Number	County	D A	Claim Type	Last Yr	Mo Loc Dt	Mr	Twn	Rng	Sec	Subdivision
IMC175931	BARBAROSA	SHOSHONE	A	LODE CLAIM	2003	09/08/1995	08	0480N	0030E	022	NE
	BARBAROSA	SHOSHONE	A	LODE CLAIM	2003	09/08/1995	08	0480N	0030E	023	NW
IMC175932	WESTERN STAR	SHOSHONE	A	LODE CLAIM	2003	09/08/1995	08	0480N	0030E	022	NE
	WESTERN STAR	SHOSHONE	A	LODE CLAIM	2003	09/08/1995	08	0480N	0030E	023	NW

INT-REL: OWNER

CUSTOMER ID: 1485667

SUNSHINE MINING CO
PO BOX 1080
KELLOGG, ID 83837

Serial No	Claim Name/Number	County	D A	Claim Type	Last Yr	Mo Loc Dt	Mr	Twn	Rng	Sec	Subdivision
IMC10775	EMMA JANE	SHOSHONE	A	LODE CLAIM	2003	08/15/1913	08	0480N	0030E	014	NE
	EMMA JANE	SHOSHONE	A	LODE CLAIM	2003	08/15/1913	08	0480N	0030E	015	NE
IMC10776	ELEVENTH HOUR	SHOSHONE	A	LODE CLAIM	2003	08/15/1913	08	0480N	0030E	014	NW
	ELEVENTH HOUR	SHOSHONE	A	LODE CLAIM	2003	08/15/1913	08	0480N	0030E	015	NE
IMC10777	HECLA NO 2	SHOSHONE	A	LODE CLAIM	2003	08/15/1913	08	0480N	0030E	014	NW SW
	HECLA NO 2	SHOSHONE	A	LODE CLAIM	2003	08/15/1913	08	0480N	0030E	015	NE SE
IMC10778	MORNING STAR	SHOSHONE	A	LODE CLAIM	2003	08/15/1913	08	0480N	0030E	014	SW
	MORNING STAR	SHOSHONE	A	LODE CLAIM	2003	08/15/1913	08	0480N	0030E	015	SE
IMC10779	MARY MILLIRON	SHOSHONE	A	LODE CLAIM	2003	11/20/1914	08	0480N	0030E	014	NW
IMC10781	ELK	SHOSHONE	A	LODE CLAIM	2003	05/01/1931	08	0480N	0030E	015	NE
IMC10785	ELK FRACTION	SHOSHONE	A	LODE CLAIM	2003	06/13/1940	08	0480N	0030E	014	NE
	ELK FRACTION	SHOSHONE	A	LODE CLAIM	2003	06/13/1940	08	0480N	0030E	015	NE
IMC10786	OMEGA NO 2	SHOSHONE	A	LODE CLAIM	2003	08/13/1943	08	0480N	0030E	015	SW
~~IMC13736~~	~~HEWER NO 2~~	~~BONNER~~	~~A~~	~~LODE CLAIM~~	~~2003~~	~~05/01/1923~~	~~08~~	~~0530N~~	~~0010W~~	~~028~~	~~NW SW~~
IMC13737	HEWER NO 3	BONNER	A	LODE CLAIM	2003	10/31/1923	08	0530N	0010W	028	SW
	HEWER NO 3	BONNER	A	LODE CLAIM	2003	10/31/1923	08	0530N	0010W	033	NW
IMC13738	HEWER NO 4	BONNER	A	LODE CLAIM	2003	10/31/1923	08	0530N	0010W	028	SW
IMC13739	HEWER NO 5	BONNER	A	LODE CLAIM	2003	03/20/1924	08	0530N	0010W	028	NE NW
IMC13743	HEWER NO 1 MILLSI	BONNER	A	MILLSITE CLAIM	2003	08/01/1923	08	0530N	0010W	028	NW
IMC13746	IDAHO LAKEVIEW NO	BONNER	A	MILLSITE CLAIM	2003	04/18/1947	08	0530N	0010W	028	NE NW
IMC13749	IDAHO LAKEVIEW NO	BONNER	A	MILLSITE CLAIM	2003	04/18/1947	08	0530N	0010W	028	NE
~~IMC13753~~	~~TIP TOP~~	~~BONNER~~	~~A~~	~~MILLSITE CLAIM~~	~~2003~~	~~05/29/1940~~	~~08~~	~~0530N~~	~~0010W~~	~~028~~	[illegible]
IMC13755	ALPHA	SHOSHONE	A	LODE CLAIM	2003	01/16/1945	08	0480N	0030E	021	NE
	ALPHA	SHOSHONE	A	LODE CLAIM	2003	01/16/1945	08	0480N	0030E	022	NW

UNPATENTED
EXHIBIT "B-1"

NO WARRANTY IS MADE BY BLM
FOR USE OF THE DATA FOR
PURPOSES NOT INTENDED BY BLM

DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT
MINING CLAIMS
Customer Information - WITH Legal Description
ACTIVE CLAIMS

447230

Page 2 of 5

Run Date: 04/28/2003 08:39 AM

Serial No	Claim Name/Number	County	D	Claim Type	Last A Yr	No Loc Dt	Mr	Twn	Rng	Sec	Subdivision
IMC13756	BETA	SHOSHONE	A	LODE CLAIM	2003	01/16/1945	08	0400N	0030E	021	SE
	BETA	SHOSHONE	A	LODE CLAIM	2003	01/16/1945	08	0480N	0030E	022	NW SW
IMC13757	DELTA	SHOSHONE	A	LODE CLAIM	2003	01/22/1945	08	0480N	0030E	021	NE
IMC13758	SILVER SUPRISE NO	SHOSHONE	A	LODE CLAIM	2003	07/01/1940	08	0480N	0030E	021	SE
	SILVER SUPRISE NO	SHOSHONE	A	LODE CLAIM	2003	07/01/1940	00	0480N	0030E	022	SW
IMC13759	SILVER SUPRISE NO	SHOSHONE	A	LODE CLAIM	2003	07/01/1940	08	0480N	0030E	021	SE
	SILVER SUPRISE NO	SHOSHONE	A	LODE CLAIM	2003	07/01/1940	03	0480N	0030E	022	NW SW
IMC13760	SILVER SUPRISE NO	SHOSHONE	A	LODE CLAIM	2003	07/01/1940	08	0480N	0030E	021	NE
	SILVER SUPRISE NO	SHOSHONE	A	LODE CLAIM	2003	07/01/1940	08	0480N	0030E	022	NW
IMC13761	SILVER SUPRISE NO	SHOSHONE	A	LODE CLAIM	2003	07/01/1940	08	0480N	0030E	022	SW
IMC13762	SILVER SUPRISE FR	SHOSHONE	A	LODE CLAIM	2003	09/05/1941	08	0480N	0030E	021	
	SILVER SUPRISE FR	SHOSHONE	A	LODE CLAIM	2003	00/05/1941	08	0480N	0030E	022	SW
IMC22393	CRESCENT NO 3	SHOSHONE	A	LODE CLAIM	2003	11/07/1924	08	0480N	0030E	021	SE
	CRESCENT NO 3	SHOSHONE	A	LODE CLAIM	2003	11/07/1924	08	0480N	0030E	022	SW
IMC22394	CRESCENT NO 4	SHOSHONE	A	LODE CLAIM	2003	04/07/1925	08	0480N	0030E	021	SE
IMC22385	CRESCENT NO 6	SHOSHONE	A	LODE CLAIM	2003	07/02/1925	08	0480N	0030E	021	NE SW SE
IMC22396	CRESCENT NO 7	SHOSHONE	A	LODE CLAIM	2003	07/02/1925	08	0480N	0030E	021	NE SE
IMC22390	GIANT NO 1	SHOSHONE	A	LODE CLAIM	2003	09/11/1929	08	0480N	0030E	020	NE
	GIANT NO 1	SHOSHONE	A	LODE CLAIM	2003	09/11/1929	08	0480N	0030E	021	SE
IMC22399	GIANT NO 7	SHOSHONE	A	LODE CLAIM	2003	10/25/1929	08	0480N	0030E	020	NE
	GIANT NO 7	SHOSHONE	A	LODE CLAIM	2003	10/25/1929	03	0480N	0030E	021	NW
IMC22400	GIANT NO 8	SHOSHONE	A	LODE CLAIM	2003	10/25/1929	08	0480N	0030E	020	NE
	GIANT NO 8	SHOSHONE	A	LODE CLAIM	2003	10/25/1929	08	0480N	0030E	021	NW
IMC22402	GIANT NO 10	SHOSHONE	A	LODE CLAIM	2003	10/25/1929	08	0480N	0030E	021	NW
IMC22403	GIANT NO 11	SHOSHONE	A	LODE CLAIM	2003	10/25/1929	08	0480N	0030E	021	NW
IMC22404	GIANT NO 12	SHOSHONE	A	LODE CLAIM	2003	10/25/1929	08	0480N	0030E	021	NW
IMC22417	CRESCENT NO 2	SHOSHONE	A	LODE CLAIM	2003	06/02/1923	08	0480N	0030E	021	SW SE
IMC22418	LONE PINE	SHOSHONE	A	LODE CLAIM	2003	10/30/1935	08	0480N	0030E	020	NE SE
	LONE PINE	SHOSHONE	A	LODE CLAIM	2003	10/30/1935	08	0480N	0030E	021	NW SW
IMC22423	S C I NO 7	SHOSHONE	A	LODE CLAIM	2003	04/18/1935	08	0480N	0030E	021	NW
IMC22424	S C I NO 8	SHOSHONE	A	LODE CLAIM	2003	04/19/1935	08	0480N	0030E	021	NW SW
IMC22442	PICK UP	SHOSHONE	A	LODE CLAIM	2003	07/30/1959	08	0480N	0030E	021	NE SE
IMC22443	TRIANGLE	SHOSHONE	A	LODE CLAIM	2003	07/14/1947	08	0480N	0030E	016	SW SE
IMC22496	BLUE GOOSE NO 2	SHOSHONE	A	LODE CLAIM	2003	05/09/1935	08	0480N	0030E	015	SW
	BLUE GOOSE NO 2	SHOSHONE	A	LODE CLAIM	2003	05/09/1935	08	0480N	0030E	016	SE
IMC22497	BLUE GOOSE NO 1	SHOSHONE	A	LODE CLAIM	2003	05/09/1935	08	0480N	0030E	016	SE

NO WARRANTY IS MADE BY BLM
FOR USE OF THE DATA FOR
PURPOSES NOT INTENDED BY BLM

UNPATENTED
EXHIBIT "B-2"

447230

DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT
MINING CLAIMS
Customer Information - WITH Legal Description
ACTIVE CLAIMS

Page 3 of 5

Run Date: 04/28/2003 08:39 AM

Serial No	Claim Name/Number	County	D	Claim Type	Last A Yr	Mo Loc Dt	Mr	Twn	Rng	Sec	Subdivision
IMC38419	SNOW SLIDE	SHOSHONE	A	LODE CLAIM	2003	01/01/1892	08	0480N	0030E	016	SE
IMC38420	SNOW STORM	SHOSHONE	A	LODE CLAIM	2003	01/01/1892	08	0480N	0030E	016	SE
IMC42607	MAY DAY FRACTION	SHOSHONE	A	LODE CLAIM	2003	10/02/1959	08	0480N	0030E	015	SW
IMC72466	MERIT FRAC # 1	SHOSHONE	A	LODE CLAIM	2003	09/04/1981	08	0480N	0030E	015	SW SE
~~IMC82160~~	~~GRINGO~~	~~BONNER~~	~~A~~	~~LODE CLAIM~~	~~2003~~	~~03/21/1983~~	~~08~~	~~0530N~~	~~0010W~~	~~017~~	~~SE~~
IMC109467	GOLD	SHOSHONE	A	LODE CLAIM	2003	05/16/1986	08	0480N	0030E	022	NE SE
IMC109468	GRIMM	SHOSHONE	A	LODE CLAIM	2003	05/16/1986	08	0480N	0030E	022	NE SE
	GRIMM	SHOSHONE	A	LODE CLAIM	2003	05/16/1986	08	0480N	0030E	023	NW SW
IMC109469	GROUSE	SHOSHONE	A	LODE CLAIM	2003	05/16/1986	08	0480N	0030E	022	SE
	GROUSE	SHOSHONE	A	LODE CLAIM	2003	05/16/1986	08	0480N	0030E	023	SW
IMC145988	CHIP #1	SHOSHONE	A	MILLSITE CLAIM	2003	03/03/1999	08	0480N	0030E	015	NW
IMC164989	TISEN BAY FRACTIO	SHOSHONE	A	LODE CLAIM	2003	05/09/1991	08	0480N	0030E	015	SW

NO WARRANTY IS MADE BY BLM FOR USE OF THE DATA FOR PURPOSES NOT INTENDED BY BLM

UNPATENTED
EXHIBIT "B-3"

447230

REAL PROPERTY AND PERSONAL PROPERTY DESCRIPTION

No property subject to this lease may be moved, sold or otherwise disposed of without written permission of Sunshine until such time as Sterling exercises its option to purchase.

The properties described here are subject to immediate possession by Sterling upon execution of the lease agreement unless otherwise noted.

CONSIL MINE PROPERTY

The ConSil is defined as that area lying south of the fenced area. All fixtures, building, personal property inside those buildings are subject to this lease.

Tailings Pond, Access Roads

Specifically excepted from this lease are the properties lying north of the fenced area, including but not limited to, the Tailings Pond, the property East of the Tailings Pond, and the Property West of the Tailings Pond. However, the mineral rights located under these properties are subject to this lease. Sterling also has the right to use existing roads on the West property for the purpose of accessing the upper access road. If required, the ConSil fenced area will be surveyed by Sunshine.

Sunshine agrees to allow Sterling to use the pond area for mine discharge in the event that the ConSil begins production and during production. Sterling’s use of this area will be subject to all state and federal regulations.

SUNSHINE MINE PROPERTY

This property is generally defined as all properties lying to the south of the lay-down yard. Real and personal property subject to the lease are described below:

1) Area commonly referred to as “lay-down” yard. The northernmost boundary of this property is approximately described as the beginning of the fenced area/ beginning of the pad. All lands lying North of this are not subject to this lease and will remain with Sunshine, who will undertake a survey to delineate the property. Notwithstanding that the lay-down yard is included in this agreement, Sterling agrees to permit Sunshine to utilize this property until such time as Sterling formally notifies Sunshine of its need for the premises. This notification will occur no sooner than 90 days after ore production begins at the mine facility. All personal property in the lay-down yard remain the property of Sunshine with the exception of the marked electrical transformers and shaft guides.

2) Area commonly referred to as “Core Shed” The land lying inside the fenced area, and the shed along with its contained core samples. Also included are the spare parts for the hoists and processing machines located in the adjacent shed. All other personal property remains the property of Sunshine. Ownership and liability of the waste rock pile will remain with Sunshine.

EXHIBIT D-l

447230

2)	Bus Garage. This property is included in the lease, but the contents and liability for the contents remain with Sunshine.

3)	Between Bus Garage and Assay Lab. Personal property located in this area is retained by Sunshine.

4)	Diamond Drill Shed. Building along with Batteries and core samples are included within this lease. Sunshine retains the right to determine whether the remaining personal properties are included within this lease during a 180 day period subsequent to its execution.

5)	Records Building. The building is included as part of this lease agreement. The contents remain property of Sunshine. Sterling has full access to the contents, but the contents must remain on the Property.

6)	Assay Office. Building and contents are subject to the lease.

7)	Lab. Building and contents are subject to the lease.

8)	Engineering Building. Building and contents are subject to the lease.

9)	Brick Office Building. Building and contents are subject to the lease.

10)	Hoist Room, Compressor Room, and other buildings lying to the south are subject to the lease with the exception of the contents of the Carpenter’s Shop.

11)	Oil Room. Building is subject to lease, Sunshine retains the right to determine whether personal properties located within are included within this lease during a 180 day period subsequent to its execution.

12)	Bit Room. Building and Contents are subject to lease.

13)	Machine Shop. Building is subject to lease, Sunshine retains the right to determine whether personal properties located within are included within this lease during a 180 day period subsequent to its execution.

14)	Repair Shop. Building is subject to lease, Sunshine retains the right to determine whether personal properties located within are included within this lease during a 180 day period subsequent to its execution.

15)	Boiler Room. Building and Contents are subject to lease.

16)	Processing Building. Building and Contents are subject to lease.

17)	All Personal property underground is subject to the lease.

EXHIBIT D-2

447230

18)	Sunshine retains the right to determine whether personal properties stored outside are included within this lease during a 180 day period subsequent to its execution.

19)	Sunshine retains the right to determine whether personal properties not specifically identified are included within this lease during a 180 day period subsequent to its execution.

20)	Warehouse. Parts specific to processing and hoisting equipment is included as part of the lease. All other personal property is subject to Sunshine’s right to determine whether they are included within this lease during a 180 day period subsequent to its execution.

21)	Sunshine will designate one forklift as part of this lease.

EXHIBIT D-3

ATTACHEDMENT

CONSIL

The mine property in its entirety, including complete mill facility. The complete underground system including ventilation fans, shaft pumps and air compressors on the Consil site. Electrical transformers and switch gear required to power this equipment.

SUNSHINE MINE

The hoisting facilities with heed-frames, sheave wheels, ropes, muck skips and man cages.

Main ventilation fans should remain in place and operational.

Air compressors come with the mine.

The mill facility must remain complete and fully functional and includes crushers. The back fill (sand Plant must remain as part of mill.

Any electrical transformers and switch gear required to power remaining infrastructure.

Any remaining spare parts inventory specific to fixed equipment will be included in the purchase.

EXHIBIT “E”

Legal Description of Chester Leasehold Property

Case 09-20178-TLM    Doc 226    Filed 06/30/09    Entered 06/30/09    16:17:32    Desc Main

Document      Page 23 of 25

Chester Mining Company Property

Chester Group

Patented Claim Name	Mineral Survey Number

Hanna McKinley Bartlett Step and Half Chester Protection Lode	2083 2083 2083 2083 2083 2083

EXHIBIT “A”

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Document      Page 24 of 25

Chester Mining Company

Bismark Group

Patented Claim Name	Mineral Survey Number

Bismark #1 Bismark #3 New York	3320 3320 3319

EXHIBIT “B”

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Document      Page 25 of 25

Chester Mining Company

Mineral Mountain Group

Chester Mining Company owns an undivided 1/3rd interest in all minerals located in and on the following claims:

Patented Claim Name	Mineral Survey Number

Dipper Monitor Little Giant Instructive	3310 3240 3240 3240

EXHIBIT “C”

Legal Description of Mineral Mountain Leasehold Property

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Document      Page 23 of 23

Mineral Mountain Mining and Milling Company’s Patented Claims

Patented Claim Name	Mineral Survey Number

Dipper Monitor Little Giant Instructive	3310 3240 3240 3240

EXHIBIT “A”

Legal Description of Metropolitan Leasehold Property

Case 09-20178-TLM    Doc 229    Filed 06/30/09    Entered 06/30/09    16:40:42    Desc Main

Document      Page 11 of 12

Metropolitan Mining Company Limited Land Ownership

Table 1: Metropolitan’s unpatented mineral lode claims.

Serial No	Claim Name/Number	County	Mr Twn Rng Sec
IMC22329	JOHN G	SHOSHONE	08 0480N 0030E 023
IMC22332	LAUREL	SHOSHONE	08 0480N 0030E 022
IMC22358	GRANT	SHOSHONE	08 0480N 0030E 022
IMC22359	HUDSON	SHOSHONE	08 0480N 0030E 022
IMC22360	KING	SHOSHONE	08 0480N 0030E 022
IMC22361	LORA NO 1	SHOSHONE	08 0480N 0030E 022
IMC22362	LORA NO 2	SHOSHONE	08 0480N 0030E 022
IMC22365	MADALENE	SHOSHONE	08 0480N 0030E 022
IMC22369	SAXON	SHOSHONE	08 0480N 0030E 023
IMC22373	STEDEBAKER	SHOSHONE	08 0480N 0030E 023
IMC22374	TOUGH GOING	SHOSHONE	08 0480N 0030E 022
IMC22376	UTICA	SHOSHONE	08 0480N 0030E 022
IMC22377	WAYNE	SHOSHONE	08 0480N 0030E 022
IMC22379	NI WOT	SHOSHONE	08 0480N 0030E 022
IMC22380	BOSTON FRACTION	SHOSHONE	08 0480N 0030E 022

Table 2: Metropolitan’s Patented mineral lode claims,

only partially owned by Metropolitan in Shoshone County

Name	Survey Number
Gretchen Plover	3272 3272

Exhibit “1”

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Document      Page 12 of 12

Unpatented claims to be conveyed to Metropolitan, to be subject to the provisions of the Agreement:

Serial No	Serial No	County	Mr Twn Rng Sec
IMC186438	COMNER	SHOSHONE	08 0480N 0030E 027
IMC186445	PEARL	SHOSHONE	08 0480N 0030E 027
IMC186436	IZARD	SHOSHONE	08 0480N 0030E 028
IMC186437	IZARD FR.	SHOSHONE	08 0480N 0030E 027
IMC186441	BURNS	SHOSHONE	08 0480N 0030E 027
IMC186442	BELL	SHOSHONE	08 0480N 0030E 027
IMC186091	MET #2	SHOSHONE	08 0480N 0030E 022
IMC186092	MET #1	SHOSHONE	08 0480N 0030E 022
IMC186093	MET #5	SHOSHONE	08 0480N 0030E 022
IMC185847	MET #4	SHOSHONE	08 0480N 0030E 022
IMC185848	MET #3	SHOSHONE	08 0480N 0030E 022
IMC186088	MET #8	SHOSHONE	08 0480N 0030E 027
IMC186089	MET #6	SHOSHONE	08 0480N 0030E 022
IMC186090	MET #7	SHOSHONE	08 0480N 0030E 027
IMC186094	MET #10	SHOSHONE	08 0480N 0030E 027
IMC186095	MET #11	SHOSHONE	08 0480N 0030E 022
IMC186451	WADLEIGH	SHOSHONE	08 0480N 0030E 028
IMC186452	WADLEIGH FR.	SHOSHONE	08 0480N 0030E 027
IMC186482	MET #1 FR.	SHOSHONE	08 0480N 0030E 022
IMC186486	MET #13 FR.	SHOSHONE	08 0480N 0030E 022
IMC186484	MET #12	SHOSHONE	08 0480N 0030E 028
IMC186485	MET #13	SHOSHONE	08 0480N 0030E 022
IMC186487	MET #14	SHOSHONE	08 0480N 0030E 021
IMC186900	METROPOLITAN 2 FRACT	SHOSHONE	08 0480N 0030E 022
IMC186901	METROPOLITAN	SHOSHONE	08 0480N 0030E 022

Claims, In addition to the above which were previously a part of the Destroyer Group, to be conveyed to Metropolitan, to be subject to the provisions of the Agreement:

IMC186453	NEWSOME (ptn.)
IMC186455	STEVENS (ptn.)
IMC186456	MALLIGAN (ptn.) (was previously Halligan)
IMC186470	CRESENT # 8 (ptn.)
IMC186484	MET #12 (ptn. of new claim)
IMC186487	MET #14 (ptn. of new claim)
IMC186488	MET #15 (ptn. of new claim)
IMC186489	MET #16 (ptn. of new claim)
IMC186490	MET #17 (ptn. of new claim)
IMC186491	MET #18 (ptn. of new claim)
IMC186469	CRESCENT #1 (ptn.)
IMC186881	COLBERT 2 (ptn.)

Exhibit “2”

Lode Mining Claims Listed in the Metropolitan Agreements

But Not Otherwise Listed in Exhibit “1” to the Metropolitan Lease

Claim Name	County

B Lode	Shoshone

Edna	Shoshone

Fuller	Shoshone

Garden	Shoshone

Hopeful	Shoshone

K Lode	Shoshone

Laurel Frac.	Shoshone

Lora No. 3	Shoshone

Lucille	Shoshone

Model	Shoshone

Overland	Shoshone

Pearl	Shoshone

Sidney	Shoshone

Sprague	Shoshone

Star	Shoshone

Sterling Silver	Shoshone

Travel Frac.	Shoshone

Wendell	Shoshone

Wolfton No. 1	Shoshone

Wolfton No. 2	Shoshone

Wolfton No. 3	Shoshone

Wolfton No. 4	Shoshone

Wolfton No. 5	Shoshone

Wolfton No. 6	Shoshone

Wolfton No. 7	Shoshone

Legal Description of Rock Creek Leasehold Property

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Document      Page 28 of 38

DESCRIPTION OF PROPERTY

A. Unpatented Mining Claims:

IMC#	Claim Name
186366	G12
186367	C.R.
186368	Edna Mae
186369	Silver Coin
186370	Nook
186371	Blue Jay
186372	Woodcutter
186373	Flora
186374	F-l
186375	BJF
186376	BJ Extension
186377	Silver Dollar
186378	Rock Creek Ext. #3
186379	R.C.E. No. 2
186380	R.C.E. No. 5
186381	E-7
186382	Grey Copper #1
186383	D-l
186384	D-7
186385	D-8
186386	D-9
186387	R.C. - 79
186388	R.C. - 80
186389	R.C. - 81
186390	R.C. - 81B
186391	R.C. - 92B

B. Patented Mining Claims:

Cape Nome – Mineral Survey Number 1482

EXHIBIT “A”

Schedule 6.7

Monetary Defaults under Real Property Leases

Real Property Lease	Default(s) Cured	Default(s) Outstanding and to be paid on the Asset Purchase Closing Date[1]

Mining Lease and Agreement dated June 6, 2003 by and between Sterling Mining Company and Sunshine Precious Metals, Inc., as amended by Amendment to Mining Lease and Agreement dated February 15, 2006	EPA/Coeur d’Alene Tribe Settlement amount of $1,250,000

[Unpaid lease payments of $140,000 ($10,000 monthly lease payments unpaid from March 2009)]

[Lien for $99,408.51 (plus interest, costs and attorney fees) filed 9/17/08 by Atlas Mining Company]

[Lien for $131,526.62 (plus interest, costs and attorney fees) filed 6/30/08 by Miller Sales & Engineering]

[Lien for $22,302.24 (plus interest, costs and attorney fees) filed 12/23/09 by Murphy, Bantz & Bury, P.S. against Sunshine Precious Metals, Inc.]

Mining Lease and Agreement dated February 4, 2004 by and between Sterling Mining Company and Chester Mining Company	Lease payments of [$11,400 ($600 monthly lease payments beginning October 2008)]

Mining Lease and Agreement dated February 25, 2004 by and between Sterling Mining Company and Mineral Mountain Mining and Milling Company	Lease payments of [$7,200 (annual lease payments of $3,600 due each February since February 2009)]

[1]	Estimates as of the Execution Date. Debtor’s counsel to confirm such amounts.

Agreement dated September 16, 2004 by and between Sterling Mining Company and Metropolitan Mines Corporation, Limited	Lease payments of [$14,000 (monthly lease payments beginning March 2009)]

Mining Lease dated March 1, 2006 by and between Sterling Mining Company and Rock Creek Mining Company	Lease payments of [$7,000 (monthly lease payments beginning March 2009)]

Schedule 6.8(a)

Disclosures Regarding Reserve Report

After the date of the Reserve Report, Seller has rejected the following leases of real property:

1.	Mining Lease and Agreement between Seller and Merger Mines Corporation dated July 20, 2004;

2.	Mining Lease and Purchase Agreement between Seller and Larry M. Appelgate and Brian G. White dated January 18, 2006;

3.	Mining Lease Agreement between Seller and Shoshone Business Center effective September 26, 2005;

4.	[Shoshone Silver Mining Company Lease];

5.	[New Jersey Mining Lease]; and

6.	[Western Continental Lease]